Exhibit 4a
                         TANDY CORPORATION

                                AND

                     THE FORT WORTH NATIONAL BANK,
                                               TRUSTEE




                              Indenture

                      Dated as of June 30, 1974





                              $58,000,000

                 10% Subordinated Debentures Due 1994

                TABLE SHOWING REFLECTION IN INDENTURE OF
           CERTAIN PROVISIONS OF TRUST INDENTURE ACT OF 1939

      TIA                        Reflected in Indenture Section

     303(1)  ..............................  101(6)
        (4)  ..............................  608(d)(1)
        (5)  ..............................  608(d)(2)
        (6)  ..............................  608(d)(6)
       (10)  ..............................  101
       (12)  ..............................  608(d)(5), 613(c)(5)
       (13)  ..............................  101
       (16)  ..............................  608(d)(4), 608(e)(1)
     310(a)(1)  ...........................  609
        (a)(2)  ...........................  609
        (a)(3)  ...........................  Not Applicable
        (a)(4)  ...........................  Not Applicable
        (b)  ..............................  608
     311(a)  ..............................  613(a)
        (b)  ..............................  613(b)
        (b)(2)  ...........................  703(a)(2), 703(b)
     312(a)  ..............................  701, 702(a)
        (b)  ..............................  702(b)
        (c)  ..............................  702(c)
     313(a)  ..............................  703(a)
        (b)  ..............................  703(b)
        (c)  ..............................  703(a), 703(b)
        (d)  ..............................  703(c)
     314(a)  ..............................  704
        (b)  ..............................  Not Applicable
        (c)(1)  ...........................  102
        (c)(2)  ...........................  102
        (c)(3)  ...........................  Not Applicable
        (d)  ..............................  Not Applicable
        (e)  ..............................  102
     315(a)  ..............................  601(a), 601(c)
        (b)  ..............................  602, 703(a)(6)
        (c)  ..............................  601(b)
        (d)  ..............................  601
        (d)(1)  ...........................  601(a)
        (d)(2)  ...........................  601(c)(2)
        (d)(3)  ...........................  601(c)(3)
        (e)  ..............................  514
     316(a)  ..............................  101
        (a)(1)(A)  ........................  502, 512
        (a)(1)(B)  ........................  513
        (a)(2)  ...........................  Not Applicable
        (b)  ..............................  508
     317(a)(1)  ...........................  503
        (a)(2)  ...........................  504
        (b)  ..............................  1003
     318(a)  ..............................  107

                       TABLE OF CONTENTS

                                                             PAGE

    PARTIES ...............................................    1

    RECITALS OF THE COMPANY ...............................    1

                           ARTICLE 100

       DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION

    SECTION 101. Definitions ..............................    1
                 Act ......................................    2
                 accountant ...............................    2
                 Affiliate; control .......................    2
                 Authenticating Agent .....................    3
                 Authorized Newspaper .....................    3
                 Board of Directors .......................    3
                 Board Resolution .........................    3
                 Business Day .............................    3
                 Commission ...............................    3
                 Company ..................................    3
                 Company Request, Company Order, Company
                  Consent .................................    4
                 Corporate Trust Office ...................    4
                 corporation ..............................    4
                 Debenture ................................    4
                 Debentureholder ..........................    4
                 Debenture Register; Debenture Registrar ..    4
                 Defaulted Interest .......................    4
                 Event of Default .........................    4
                 Holder ...................................    4
                 indebtedness .............................    4
                 Independent ..............................    5
                 Interest Payment Date ....................    6
                 long-term indebtedness ...................    6
                 Maturity .................................    6
                 Officers' Certificate ....................    6
                 Opinion of Counsel .......................    6
                 Outstanding ..............................    6
                 Paying Agent .............................    7
                 Person ...................................    7
                 Place of Payment .........................    7
                 Predecessor Debentures ...................    7
                 Redemption Date ..........................    7
                 Redemption Price .........................    8
                 Regular Record Date ......................    8
                 Responsible Officer ......................    8
                 Special Record Date ......................    8
                 Stated Maturity ..........................    8
                 Subsidiary ...............................    8
                 successor; successor corporation .........    8
                 Superior Debt ............................    9
                 Trustee ..................................    9
                 Trustee Indenture Act, TIA ...............    9
                 Vice President ...........................    9

    SECTION 102. Compliance Certificates and Opinions .....    9

    SECTION 103. Form of Documents Delivered to Trustee ...   10

    SECTION 104. Acts of Debentureholders .................   11

    SECTION 105. Notices, etc., to Trustee and Company ....   12

    SECTION 106. Notices to Debentureholders; Waiver ......   12

    SECTION 107. Conflict with Trust Indenture Act ........   13

    SECTION 108. Effect of Headings and Table of Contents .   13

    SECTION 109. Successors and Assigns ...................   13

    SECTION 110. Separability Clause ......................   13

    SECTION 111. Benefits of Indenture ....................   13

    SECTION 112. Governing Law ............................   14

    SECTION 113. Immunity of Incorporators, Stockholders,
                 Directors, and Officers ..................   14

    SECTION 114. Payment and Redemption Dates .............   14


                          ARTICLE 200

                        DEBENTURE FORM

    SECTION 201. Forms Generally ..........................   15

    SECTION 202. Form of Debenture ........................   15

    SECTION 203. Form of Trustee's Certificate of
                 Authentication ...........................   20

                          ARTICLE 300

                         THE DEBENTURES

    SECTION 301. Title and Terms ..........................   20

    SECTION 302. Denominations ............................   21

    SECTION 303. Execution, Authentication, Delivery and
                 Dating ...................................   21

    SECTION 304. Temporary Debentures .....................   22

    SECTION 305. Registration, Transfer and Exchange ......   22

    SECTION 306. Mutilated, Destroyed, Lost and Stolen
                 Debentures ...............................   24

    SECTION 307. Payment of Interest; Interest Rights
                 Preserved ................................   25

    SECTION 308. Persons Deemed Owners ....................   27

    SECTION 309. Cancellation .............................   27

    SECTION 310. Authentication and Delivery of Original
                 Issue ....................................   27


                            ARTICLE 400

                   SATISFACTION AND DISCHARGE

    SECTION 401. Satisfaction and Discharge of Indenture ..   28

    SECTION 402. Application of Trust Money ...............   29


                          ARTICLE 500

                            REMEDIES

    SECTION 501. Events of Default ........................   29

    SECTION 502. Acceleration of Maturity; Rescission and
                 Annulment ................................   31
    SECTION 503. Collection of Indebtedness and Suits for
                 Enforcement by Trustee ...................   32

    SECTION 504. Trustee May File Proofs of Claim .........   33

    SECTION 505. Trustee May Enforce Claims Without
                 Possession of Debentures..................   34

    SECTION 506. Application of Money Collected ...........   34

    SECTION 507. Limitation on Suits ......................   35

    SECTION 508. Unconditional Right of Debentureholders
                 to Receive Principal, Premium and
                 Interest .................................   35

    SECTION 509. Restoration of Rights and Remedies .......   36

    SECTION 510. Rights and Remedies Cumulative ...........   36

    SECTION 511. Delay or Omission Not Waiver .............   36

    SECTION 512. Control by Debentureholders ..............   37

    SECTION 513. Waiver of Past Defaults ..................   37

    SECTION 514. Undertaking for Costs ....................   38

    SECTION 515. Waiver of Stay or Extension Laws .........   38


                            ARTICLE 600

                            THE TRUSTEE

    SECTION 601. Certain Duties and Responsibilities ......   38

    SECTION 602. Notice of Defaults .......................   40

    SECTION 603. Certain Rights of Trustee ................   40

    SECTION 604. Not Responsible for Recitals or Issuance
                 of Debentures ............................   41

    SECTION 605. May Hold Debentures ......................   42

    SECTION 606. Money Held in Trust ......................   42

    SECTION 607. Compensation and Reimbursement ...........   42

    SECTION 608. Disqualification; Conflicting Interests ..   43
                 (a) Elimination of Conflicting Interest
                     or Resignation........................   43
                 (b) Notice of Failure to Eliminate
                     Conflicting Interest or Resign .......   43
                 (c) "Conflicting Interest" Defined .......   43
                 (d) Definitions of Certain Terms Used in
                     this Section..........................   47
                 (e) Calculation of Percentages of
                     Securities ...........................   48

    SECTION 609. Corporate Trustee Required; Eligibility ..   49

    SECTION 610. Resignation and Removal; Appointment of
                 Successor ................................   50

    SECTION 611. Acceptance of Appointment by Successor ...   51

    SECTION 612. Merger, Conversion, Consolidation or
                 Succession to Business ...................   52

    SECTION 613. Preferential Collection of Claims Against
                 Company ..................................   52
                 (a) Segregation and Apportionment of
                     Certain Collections by Trustee;
                     Certain Exceptions....................   52
                 (b) Certain Creditor Relationships
                     Excluded From Segregation and
                     Apportionment ........................   55
                 (c) Definitions of Certain Terms Used in
                     this Section .........................   56

    SECTION 614. Appointment of Authenticating Agent ......   57


                          ARTICLE 700

       DEBENTUREHOLDERS' LISTS AND REPORTS BY TRUSTEE AND COMPANY

    SECTION 701. Company to Furnish Trustee Names and
                 Addresses of Debentureholders ............   59
    SECTION 702. Preservation of Information;
                 Communications to Debentureholders .......   59

    SECTION 703. Reports by Trustee .......................   61

    SECTION 704. Reports by Company .......................   63


                           ARTICLE 800

         CONSOLIDATION, MERGER, CONVEYANCE, TRANSFER OR LEASE

    SECTION 801. Company may Consolidate, etc., only on
                 Certain Terms ............................   64

    SECTION 802. Successor Corporation Substituted ........   64

    SECTION 803. Limitation on Lease of Properties as
                 Entirety .................................   65


                           ARTICLE 900

                    SUPPLEMENTAL INDENTURES

    SECTION 901. Supplemental Indentures Without Consent
                 of Debentureholders ......................   65

    SECTION 902. Supplemental Indentures With Consent of
                 Debentureholders .........................   66

    SECTION 903. Execution of Supplemental Indentures .....   67

    SECTION 904. Effect of Supplemental Indentures ........   67

    SECTION 905. Conformity with Trust Indenture Act ......   67

    SECTION 906. Reference in Debentures to Supplemental
                 Indentures ...............................   68

    SECTION 907. Officers' Certificate With Respect to
                 Supplemental Indentures ..................   68

                           ARTICLE 1000
                            COVENANTS

    SECTION 1001. Payment of Principal, Premium and
                  Interest ................................   68

    SECTION 1002. Maintenance of Office or Agency .........   68

    SECTION 1003. Money for Debenture Payments to be Held
                  in Trust ................................   69

    SECTION 1004. Payment of Taxes and Other Claims .......   70

    SECTION 1005. Maintenance of Properties ...............   71

    SECTION 1006. Statement as to Compliance ..............   71

    SECTION 1007. Corporate Existence .....................   72

    SECTION 1008. Restrictions on Merger, Sale of Assets,
                  etc. ....................................   72


                          ARTICLE 1100

                    REDEMPTION OF DEBENTURES

    SECTION 1101. Right of Redemption .....................   72

    SECTION 1102. Election to Redeem; Notice to Trustee ...   72

    SECTION 1103. Selection by Trustee of Debentures to
                  be Redeemed .............................   73

    SECTION 1104. Notice of Redemption ....................   73

    SECTION 1105. Deposit of Redemption Price .............   74

    SECTION 1106. Debentures Payable on Redemption Date ...   74

    SECTION 1107. Debentures Redeemed in Part .............   74

                           ARTICLE 1200

                    SUBORDINATION OF DEBENTURES

    SECTION 1201. Debentures Subordinate to Superior Debt .   75

    SECTION 1202. Payment Over of Proceeds Upon
                  Dissolution, etc. .......................   75

    SECTION 1203. Trustee to Effectuate Subordination .....   79

    SECTION 1204. Trustee Not Charged with Knowledge of
                  Prohibition .............................   79

    SECTION 1205. Rights of Trustee as Holder of Superior
                  Debt ....................................   80

    SECTION 1206. Article Applicable to Paying Agents .....   80

    TESTIMONIUM ...........................................   81

    SIGNATURES AND SEALS ..................................   81

    ACKNOWLEDGMENTS .......................................   82

         THIS INDENTURE dated as of June 30, 1974, between TANDY CORPORATION, a Delaware corporation (hereinafter called the "Company") having its principal office at 2727 West Seventh Street, Fort Worth, Texas 76107, and THE FORT WORTH NATIONAL BANK, a national banking association duly incorporated under the national banking laws of the United States of America having its principal office at Fort Worth, Texas (hereinafter called the "Trustee").

                     RECITALS OF THE COMPANY

         The Company has duly authorized the creation of an issue of its Debentures (hereinafter called the "Debentures") of substantially the tenor and amount hereinafter set forth, and to provide therefor the Company has duly authorized the execution and delivery of this Indenture.

         All things necessary to make the Debentures, when executed by the Company and authenticated and delivered hereunder and duly issued by the Company, the valid obligations of the Company, and to make this Indenture a valid agreement of the Company, in accordance with their and its terms, have been done.

         NOW, THEREFORE, THIS INDENTURE WITNESSETH:

         For and in consideration of the premises and the purchase of the Debentures by the Holders thereof, it is mutually covenanted and agreed, for the equal and proportionate benefit of all Holders of the Debentures, as follows:


                            ARTICLE 100

                  DEFINITIONS AND OTHER PROVISIONS
                       OF GENERAL APPLICATION

         SECTION 101.  Definitions.

         For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:

              (1)  "Indenture" means this instrument as
         originally executed or as it may from time to time be supplemented or amended by one or more indentures supplemental thereto entered into pursuant to the applicable provisions hereof;

              (2)  all references in this Indenture to the
         designated "Articles", "Sections" and other subdivisions are to the designated Articles, Sections and other subdivisions of this Indenture as originally executed;

              (3) the words "herein", "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision;

              (4) the words "the date hereof" shall mean the date of the execution and delivery of this Indenture;

              (5) the terms defined in this Article have the meanings assigned to them in this Article, and include the plural as well as the singular;

              (6) all other terms used herein which are defined in the Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them therein;

              (7) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles; and

              (8) all computations provided for herein shall be made in accordance with generally accepted accounting principles, and, subject to the provisions of Section 601, a certificate of an Independent accountant shall be conclusive evidence as to the amount of Consolidated Net Income.

         Certain terms, used principally in Article 600, are defined in that Article.

         "Act" when used with respect to any Debentureholder has the meaning specified in Section 104.

         "accountant" means a Person engaged in the practice of accounting whether or not employed by, or in any way affiliated with, the Company.

         "Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

         "Authenticating Agent" has the meaning specified in
    Section 614.

         "Authorized Newspaper" means a newspaper of general circulation in the Borough of Manhattan, The City of New York, New York, printed in the English language and customarily published on each Business Day, whether or not published on Saturdays, Sundays or holidays. Whenever successive weekly publications in an Authorized Newspaper are required hereunder they may be made (unless otherwise expressly provided herein) on the same or different days of the week and in the same or in different Authorized Newspapers.

         "Board of Directors" means either the board of directors of the Company or any duly authorized committee of that board.

         "Board Resolution" means a copy of a resolution certified by the Secretary or an Assistant Secretary of the Company to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification, and delivered to the Trustee.

         "Business Day" means each Monday, Tuesday, Wednesday, Thursday and Friday, which is not a legal holiday for banking institutions in The City of Fort Worth, Texas nor a day on which such banking institutions are authorized to remain closed.

         "Commission" means the Securities and Exchange Commission, as from time to time constituted, created under the Securities Exchange Act of 1934, or if at any time after the execution of this instrument such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties on such date.

         "Company" means Tandy Corporation, the Delaware corporation named in the first paragraph of this Indenture until a successor corporation shall have become such pursuant to the applicable provisions of this Indenture, and thereafter, subject to the provisions of Section 802, "Company" shall mean successor corporation.

         "Company Request", "Company Order" and "Company Consent" mean, respectively, a written request, order or consent signed in the name of the Company by its Chairman of the Board, President or a Vice President, and by its Treasurer, an Assistant Treasurer, Controller, an Assistant Controller, Secretary or an Assistant Secretary, and delivered to the Trustee.

         "Corporate Trust Office" means the principal office of the Trustee in The City of Fort Worth, Texas, at which at any particular time its corporate trust business shall be administered, which office is at the date of execution of this Indenture located at 500 Throckmorton Street, Fort Worth, Texas.

         "corporation" means and includes corporations, voluntary associations, joint stock companies, business trusts or other similar organizations.

         "Debenture" means any of the debentures referred to in the Recitals of the Company and authenticated and delivered hereunder.

         "Debentureholder" means a Person in whose name a Debenture is registered in the Debenture Register.

         "Debenture Register" and "Debenture Registrar" have the respective meanings specified in Section 305.

         "Defaulted Interest" has the meaning specified in
    Section 307.

         "Event of Default" has the meaning specified in Section
    501.

         "Holder" when used with respect to any Debenture means a Debentureholder.

         "indebtedness" means and includes with respect to any corporation

              (i) all items which would be included on the liability side of a balance sheet of such corporation as of the date on which indebtedness is to be determined, excluding capital stock, surplus, capital and earned surplus reserves which in effect were appropriations of surplus or offsets to asset values (other than reserves in respect of obligations, the amount, applicability or validity of which is at such date being contested by such corporation), deferred credits and any amounts representing capitalization of leases;

              (ii) guarantees, other than endorsements, and other contingent obligations in respect of, or any obligations to purchase or otherwise acquire, indebtedness of others;

              (iii)  indebtedness secured by any mortgage,
         pledge, security interest or lien existing on property owned subject to such mortgage, pledge, security interest or lien whether or not the indebtedness secured thereby shall have been assumed;

              (iv) all proper accruals for Federal and other taxes based on or measured by income or profits and other proper accruals as required by good accounting practice; and

              (v) all indebtedness guaranteed, directly or indirectly, in any manner by such corporation or in effect guaranteed or supported, directly or indirectly, by such corporation through an agreement, contingent or otherwise (A) to purchase the indebtedness or (B) to purchase, sell, transport or lease (as lessee or lessor) property or to purchase or sell services at prices or in amounts designed to enable the debtor to make payment of the indebtedness or to assure the owner of the indebtedness against loss or (C) to supply funds to or in any other manner invest in the debtor;

    provided, however, that such term shall not mean and include any indebtedness in respect to which moneys sufficient to pay and discharge the same in full shall be deposited with a depositary, agency or trustee in trust for the payment thereof.

         "Independent" when used with respect to any specified Person means such a Person who (i) is in fact independent,
    (ii) does not have any direct financial interest or any material indirect financial interest in the Company or in any other obligor upon the Debentures or in any Affiliate of the Company or of such other obligor, and (iii) is not connected with the Company or such other obligor or any Affiliate of the Company or of such other obligor, as an officer, employee, promoter, underwriter, trustee, partner, director or person performing similar functions. Whenever it is herein provide that any Independent Person's opinion or certificate shall be furnished to the Trustee, such Person shall be appointed by a Company Order and not disapproved by the Trustee, and such opinion or certificate shall state that the signer has read this definition and that the signer is independent within the meaning hereof.

         "Interest Payment Date" means the Stated Maturity of an instalment of interest on the Debentures.

         "long-term indebtedness" means any indebtedness which by its terms matures more than one year after the date it was incurred.

         "Maturity" when used with respect to any Debentures means the date on which the principal of such Debenture becomes due and payable as therein or herein provided, whether at the Stated Maturity or by declaration of acceleration, call for redemption or otherwise.

         "Officers' Certificate" means a certificate signed by the Chairman of the Board, the President or a Vice President, and by the Treasurer, an Assistant Treasurer, the Controller, an Assistant Controller, the Secretary or an Assistant Secretary of the Company, and delivered to the Trustee. Wherever this Indenture requires that an Officers' Certificate be signed also by an engineer or an accountant or other expert, such engineer, accountant or other expert (except as otherwise expressly provided in this Indenture) may be in the employ of the Company, and shall be acceptable to the Trustee.

         "Opinion of Counsel" means a written opinion of counsel, who may (except as otherwise expressly provided in this Indenture) be counsel for the Company, and shall be acceptable to the Trustee.

         "Outstanding" when used with respect to Debentures means, as of the date of determination, all Debentures theretofore authenticated and delivered under this Indenture, except:

              (i)  Debentures theretofore cancelled by the
         Trustee or delivered to the Trustee for cancellation;

              (ii) Debentures for whose payment or redemption money in the necessary amount has been theretofore deposited with the Trustee or any Paying Agent in trust for the Holders of such Debentures, provided that, if such Debentures are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision therefor satisfactory to the Trustee has been made; and

              (iii) Debentures in exchange for or in lieu of which other Debentures have been authenticated and delivered pursuant to Section 306 of this Indenture;

    provided, however, that in determining whether the Holders of the requisite principal amount of Debentures Outstanding have given any request, demand, authorization, direction, notice, consent or waiver hereunder, Debentures owned by the Company or any other obligor upon the Debentures or any Affiliate of the Company or such other obligor shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Debentures which the Trustee knows to be so owned shall be so disregarded. Debentures so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Debentures and that the pledgee is not the Company or any other obligor upon the Debentures or any Affiliate of the Company or such other obligor.

         "Paying Agent" means any Person authorized by the Company to pay the principal of (and premium, if any) or interest on any Debentures on behalf of the Company.

         "Person" means any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

         "Place of Payment" means a city or any political subdivision thereof designated as such in Section 301.

         "Predecessor Debentures" of any particular Debenture means every previous Debenture evidencing all or a portion of the same debt as that evidenced by such particular Debenture; and, for the purposes of this definition, any Debenture authenticated and delivered under Section 306 in lieu of a lost, destroyed or stolen Debenture shall be deemed to evidence the same debt as the lost, destroyed or stolen Debenture.

         "Redemption Date" when used with respect to any Debenture to be redeemed means the date fixed for such redemption by or pursuant to this Indenture.

         "Redemption Price" when used with respect to any Debenture to be redeemed means the price at which it is to be redeemed pursuant to this Indenture.

         "Regular Record Date" for the interest payable, and punctually paid or duly provided for, on any Interest Payment Date shall be the close of business on the 15th day (whether or not a Business Day) of the calendar month next preceding such Interest Payment Date.

         "Responsible Officer" when used with respect to the Trustee means the chairman or vice-chairman of the board of directors, the chairman or vice-chairman of the executive committee of the board of directors, the chairman of the trust committee,the president, any vice president, the secretary, any assistant secretary, the treasurer, any assistant treasurer, the cashier, any assistant cashier, any trust officer or assistant trust officer, the controller and any assistant controller or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of his knowledge of and familiarity with the particular subject.

         "Special Record Date" for the payment of any Defaulted
    Interest means a date fixed by the Trustee pursuant to
    Section 307.

         "Stated Maturity" when used with respect to any Debenture or any instalment of interest thereon means the date specified in such Debenture as the fixed date on which the principal of such Debenture or such instalment of interest is due and payable.

         "Subsidiary" means any corporation of which the Company and/or one or more of its Subsidiaries own more than 50% of the outstanding stock having by its terms ordinary voting power to elect a majority of the board of directors of such corporation, irrespective of whether at the time stock of any other class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency.

         "successor," or "successor corporation," when used with respect to a particular corporation, means the corporation successor to such corporation by consolidation or merger or which shall have acquired the property of such corporation as an entirety or substantially as an entirety.

         "Superior Debt" means any long-term indebtedness of the Company, any indebtedness of the Company evidenced by a bond, debenture, note or similar evidence of indebtedness or incurred under an agreement pursuant to which any such security was issued, and all indebtedness, obligations and liabilities of others in respect of which the Company is liable contingently or otherwise to pay or advance money or property or as guarantor, endorser or otherwise or which the Company has agreed to purchase or otherwise acquire, in any case either outstanding on the date of execution of this Indenture as originally executed, or thereafter created, incurred or assumed, other than (i) indebtedness or liability as to which, in the instrument creating or evidencing the same or pursuant to which the same is outstanding, it is provided that such indebtedness or liability is not superior in right of payment to the Debentures, (ii) the Company's 6-% subordinated debentures due January 1, 1978 (which shall rank on a parity with the Debentures) and (iii) the Debentures.

         "Trustee" means The Fort Worth National Bank, the national banking association named as the "Trustee" in the first paragraph of this Indenture, until any successor Trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" shall mean such successor Trustee.

         "Trust Indenture Act" or "TIA" means the Trust Indenture
    Act of 1939, as in force at the date as of which this Indenture was executed except as otherwise specified herein.

         "Vice President" when used with respect to the Company or the Trustee means any vice president, whether or not designated by a number or a word or words added before or after the title "vice president".

         SECTION 102.  Compliance Certificates and Opinions.

         Upon any application or request by the Company to the Trustee to take any action under any provision of this Indenture, the Company shall furnish to the Trustee an Officers' Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with and an Opinion of Counsel stating that in the opinion of such Counsel all such conditions precedent, if any, have been complied with, except that in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture relating to such particular application or request, no additional certificate or opinion need be furnished.

         Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include

              (1) a statement that each individual signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

              (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

              (3) a statement that, in the opinion of each such individual, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

              (4) a statement as to whether, in the opinion of each such individual, such covenant or condition has been complied with.

     SECTION 103.  Form of Documents Delivered to Trustee.

         In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

         Any certificate or opinion of an officer of the Company may be based, in so far as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any such certificate or Opinion of Counsel may be based, in so far as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Company stating that the information with respect to such factual matters is in the possession of the Company, unless such Counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

         Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

         SECTION 104.  Acts of Debentureholders.

         (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Debentureholders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Debentureholders in person or by agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee, and, where it is hereby expressly required, to the Company. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Debentureholders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section 601) conclusive in favor of the Trustee and the Company, if made in the manner provided in this Section.

         (b) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by the certificate of any notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is by an officer of a corporation or a member or a partnership, on behalf of such corporation or partnership, such certificate or affidavit shall also constitute sufficient proof of his authority. The fact and date of the execution of any such instrument or writing, or the authority of the person executing the same, may also be proved in any other manner which the Trustee deems sufficient.

         (c) The ownership of Debentures shall be proved by the Debenture Register.

         (d) Any request, demand, authorization, direction, notice, consent, waiver or other action by the Holder of any Debenture shall bind the Holder of every Debenture issued upon the transfer thereof or in exchange therefor or in lieu thereof, in respect of anything done or suffered to be done by the Trustee or the Company in reliance thereon, whether or not notation of such action is made upon such Debenture.

         (e) The Trustee may require such additional proof of any matter referred to in this Section as it shall deem necessary.

         SECTION 105.  Notices, etc., to Trustee and Company.

         Any request, demand, authorization, direction, notice, consent, waiver or Act of Debentureholders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with,

              (1) the Trustee by any Debentureholder or by the Company shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with the Trustee at its Corporate Trust Office, or

              (2)  the Company by the Trustee or by any
         Debentureholder shall be sufficient for every purpose hereunder if in writing and, except as provided in
         Section 501 hereof, mailed, first-class postage prepaid, to the Company addressed to it at the address of its principal office specified in the first paragraph of this Indenture or at any other address previously furnished in writing to the Trustee by the Company.

         SECTION 106.  Notices to Debentureholders; Waiver.

         Where this Indenture provides for notice to Debentureholders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to each Debentureholder affected by such event, at his address as it appears in the Debenture Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice. In any case where notice to Debentureholders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Debentureholder shall affect the sufficiency of such notice with respect to other Debentureholders. Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Debentureholders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

         In case, by reason of the suspension of publication of any Authorized Newspaper, or by reason of any other cause, it shall be impossible to make publication of any notice in an Authorized Newspaper or Authorized Newspapers as required by this Indenture, then such method of publication or notification as shall be made with the approval of the Trustee shall constitute a sufficient publication of such notice.

         SECTION 107.  Conflict with Trust Indenture Act.

         If this Indenture is qualified under TIA and any provision hereof limits, qualifies or conflicts with another provision hereof which is required to be included in this Indenture by any of the provisions of TIA, such required provision shall control.

         SECTION 108.  Effect of Headings and Table of Contents.

         The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

         SECTION 109.  Successors and Assigns.

         All covenants and agreements in this Indenture by the Company shall bind its successors and assigns, whether so expressed or not.

         SECTION 110.  Separability Clause.

         In case any provision in this Indenture or in the Debentures shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

         SECTION 111.  Benefits of Indenture.

         Nothing in this Indenture or in the Debentures, expressor implied, shall give to any Person, other than the parties hereto and their successors hereunder and the Holders of Debentures, any benefit or any legal or equitable right, remedy or claim under this Indenture, except as provided in
    Article 1200.

         SECTION 112.  Governing Law.

         This Indenture shall be construed in accordance with and governed by the laws of the State of Texas.

         SECTION 113.  Immunity of Incorporators, Stockholders,
    Directors and Officers.

         No recourse under or upon any obligation, covenant or agreement contained in this Indenture or in any Debenture, or because of any indebtedness evidenced thereby, shall be had against any incorporator, or against any past, present or future stockholder, officer or director, as such, of the Company, the Trustee or of any successor corporation, either directly or through the Company or the Trustee, whether by virtue of any constitution or statute or rule of law, or by the enforcement of any assessment or penalty or otherwise.
    It is expressly understood and agreed that this Indenture and the Debentures are solely corporate obligations, that no personal liability whatever shall attach to, or is or shall be incurred by, the incorporators, stockholders, officers or directors of the Company, the Trustee, or of any successor corporation, or any of them, because of the creation of the indebtedness hereby authorized, or under or by reason of the obligations, covenants or agreements contained in this Indenture or in any of the Debentures, or implied therefrom, and that any and all such personal liability of, and any and all such rights and claims against, every such incorporator, stockholder, officer or director, are hereby expressly waived as a condition of, and as a consideration for, the execution of this Indenture and the issue of the Debentures.

         SECTION 114.  Payment and Redemption Dates.

         In any case where an Interest Payment Date, a Redemption Date or the date of Maturity of principal of any Debenture shall not be a Business Day, then payment of interest or principal (and premium, if any) shall be made on the next succeeding Business Day with the same force and effect as if made on the nominal date and no interest shall accrue for the period after said date.


                            ARTICLE 200

                           DEBENTURE FORM

         SECTION 201.  Forms Generally.

         The Debentures and the certificates of authentication thereon shall be in substantially the forms set forth in this Article, with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any securities exchange, or as may, consistently herewith, be determined by the officers executing such Debentures, as evidenced by their execution of the Debentures. Any portion of the text of any Debenture may be set forth on the reverse thereof, with an appropriate reference thereto on the face of the Debenture.

         The definitive Debentures shall be printed, lithographed or engraved or produced by any combination of these methods on steel engraved borders or may be produced in any other manner permitted by the rules of any securities exchange, all as determined by the officers executing such Debentures, as evidenced by their execution of such Debentures.

         SECTION 202.  Form of Debenture.

                       [FORM OF FACE OF DEBENTURE]

                           TANDY CORPORATION

                       10% SUBORDINATED DEBENTURE

                                DUE 1994

    NO.  .............                             $.............

         TANDY CORPORATION, a Delaware corporation (hereinafter called the "Company", which term includes any successor corporation under the Indenture hereinafter referred to),
    for value received, hereby promises to pay to              ,
    or registered assigns, the sum of                   Dollars,
    on June 30, 1994 and to pay interest thereon from July 1, 1974, or from the most recent Interest Payment Date to which interest has been paid or duly provided for, on January 1, 1975 and semi-annually thereafter on July 1 and January 1 in each year, and at the Stated Maturity of the principal hereof, at the rate of 10% per annum until the principal hereof becomes due and payable, and at the rate of 11% per annum on any overdue principal and premium and (to the extent that the payment of such interest shall be legally enforceable) on any overdue instalment of interest. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in said Indenture, be paid to the Person in whose name this Debenture (or one or more Predecessor Debentures, as defined in said Indenture) is registered at the close of business on the Regular Record Date for such interest, which shall be the 15th day (whether or not a Business Day) of the calendar month next preceding such Interest Payment Date.
    Any such interest not so punctually paid or duly provided for shall forthwith cease to be payable to the registered Holder on such Regular Record Date, and may be paid to the Person in whose name this Debenture (or one or more Predecessor Debentures) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Debentureholders not less than 10 days prior to such Special Record Date, or may be paid, at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Debentures may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture. Payment of the principal of (and premium, if any) and interest on this Debenture will be made at the office or agency of the Company in the Borough of Manhattan, The City of New York, New York; provided, however, that payment of interest may be made at the option of the Company (a) by check mailed to the address of the Person entitled thereto as such address shall appear on the Debenture Register or (b) in such other manner acceptable to the Trustee as the Person entitled thereto may have requested. All such payments shall be made in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.

         Reference is hereby made to the further provisions of this Debenture set forth on the reverse hereof, and such further provisions shall, for all purposes, have the same effect as if fully set forth in this place.

         Unless the certificate of authentication hereon has been executed by the Trustee by manual signature, this Debenture shall not be entitled to any benefit under the Indenture, or be valid or obligatory for any purpose.

         IN WITNESS WHEREOF, the Company has caused this Debenture to be duly executed under its corporate seal.

    Dated .................

                                    TANDY CORPORATION

                                    By...........................
                                      Chairman of the Board

    Attest:

    .........................
              Secretary

                      [FORM OF REVERSE OF DEBENTURE]

                             TANDY CORPORATION

         This Debenture is one of a duly authorized issue of Debentures of the Company designated as its 10% Subordinated Debentures Due 1994 (herein called the "Debentures"), limited in aggregate principal amount to $58,000,000 issued and to be issued under an Indenture dated as of June 30, 1974 (herein called the "Indenture") between the Company and The Fort Worth National Bank, as Trustee (herein called the "Trustee", which term includes any successor Trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights and duties thereunder of the Company, the Trustee and the Holders of the Debentures, and the terms upon which the Debentures are, and are to be, authenticated and delivered.

         The Debentures are subject to redemption on not less than 30 nor more than 60 days' prior notice given as provided in the Indenture at any time on or after July 1, 1976 and prior to maturity as a whole or in part, at the option of the Company, at the applicable percentage of the principal amount set forth below:

    If redeemed during              If redeemed during
     12 months' period               12 months' period
        beginning                        beginning
         July 1        Percentage         July 1       Percentage
   ___________________ __________    _________________ __________
          1976 ........ 105.00%            1985 ........ 102.75%
          1977 ........ 104.75             1986 ........ 102.50
          1978 ........ 104.50             1987 ........ 102.25
          1979 ........ 104.25             1988 ........ 102.00
          1980 ........ 104.00             1989 ........ 101.75
          1981 ........ 103.75             1990 ........ 101.50
          1982 ........ 103.50             1991 ........ 101.25
          1983 ........ 103.25             1992 ........ 101.00
          1984 ........ 103.00             1993 ........ 100.00

    together in the case of any such redemption with accrued interest to the Redemption Date.

         The indebtedness evidenced by the Debentures is, to the extent and in the manner set forth in the Indenture, expressly subordinated and subject in right of payment to the prior payment in full of all Superior Debt, and this Debenture is issued subject to such provisions of the Indentures, and each Holder of this Debenture, by accepting the same, agrees to and shall be bound by such provisions and authorizes the Trustee in his behalf to take such action as may be necessary or appropriate to effectuate the subordination as provided in the Indenture and appoints the Trustee his attorney-in-fact for any and all such purposes.

         If an Event of Default shall occur, the principal of all the Debentures may be declared due and payable in the manner and with the effect provided in the Indenture.

         The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and rights of the Holders of the Debentures under the Indenture at any time by the Company with the consent of the Holders of 66 2/3% in aggregate principal amount of Debentures at the time Outstanding. The Indenture also contains provisions permitting the Holders of specified percentages in aggregate principal amount of the Debentures at the time Outstanding, on behalf of the Holders of all the Debentures, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Debenture shall be conclusive and binding upon such Holder and upon all future Holders of this Debenture and of any Debenture issued upon the transfer hereof or in exchange herefore or in lieu hereof whether or not notation of such consent or waiver is made upon this Debenture.

         No reference herein to the Indenture and no provision of this Debenture or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of (and premium, if any) and interest on this Debenture at the times, place, and rate, and in the coin or currency, herein prescribed.

         As provided in the Indenture and subject to certain limitations therein set forth, this Debenture is transferable on the Debenture Register of the Company, upon surrender of this Debenture for registration of transfer at the office or agency of the Company in the Borough of Manhattan, The City of New York, New York, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Debenture Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Debentures, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

         The Debentures are issuable only as registered Debentures without coupons in denominations of $1,000 or such integral multiples, if any, of $1,000 as the company may from time to time authorize. As provided in the Indenture and subject to certain limitations therein set forth, Debentures are exchangeable for a like aggregate principal amount of Debentures of any authorized denomination, as requested by the Holder surrendering the same.

         No service charge will be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

         The Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Debenture is registered as the owner hereof for the purpose of receiving payment as herein provided and for all other purposes whether or not this Debenture be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

         All terms used in this Debenture which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

         SECTION 203.  Form of Trustee's Certificate of
    Authentication.

         This is one of the Debentures referred to in the within-mentioned Indenture.

    THE FORT WORTH NATIONAL BANK,        THE CHASE MANHATTAN BANK
     as Trustee                     or    (National Association)
                                          as Authenticating Agent
      By .......................              for the Trustee
           Authorized Officer
                                        BY ......................
                                             Authorized Officer


                             ARTICLE 300

                            THE DEBENTURES

         SECTION 301.  Titles and Terms.

         The aggregate principal amount of Debentures which may be authorized and delivered under this Indenture is limited to $58,000,000 except for Debentures authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of other Debentures as provided herein.

         The Debentures shall be known and designated as the "10% Subordinated Debentures Due 1994" of the Company. Their Stated Maturity shall be June 30, 1994 and they shall bear interest from July 1, 1974, or from the most recent Interest Payment Date to which interest has been paid or duly provided for, payable on January 1, 1975 and semi-annually thereafter on July 1 and January 1 in each year and at the Stated Maturity of the principal hereof, at the rate of 10% per annum until the principal hereof becomes due and payable, and at the rate of 11% per annum on any overdue principal and premium and (to the extent that the payment of such interest shall be legally enforceable) on any overdue installment of interest.

         The principal (and premium, if any) and interest on the Debentures shall be payable at the office or agency of he Company in the Borough of Manhattan, The City of New York, New York provided for in Section 1002 (herein called the "Place of Payment"); provided, however, that payment of interest may be made at the option of the Company (a) by check mailed to the address of the Person entitled thereto at such address as shall appear on the Debenture Register or (b) in such other manner acceptable to the Trustee as the Person entitled thereto may have requested.

         The Debentures shall be redeemable as provided in
    Article 1100.

         The Debentures shall be subordinated in right of payment to Superior Debt as provided in Article 1200.

         SECTION 302.  Denominations.

         The Debentures may be issued in denominations of $1,000 and any integral multiple of $1,000.

         SECTION 303.  Execution, Authentication, Delivery and
    Dating.

         The Debentures shall be executed on behalf of the Company by its Chairman of the Board, its President or one of its Vice Presidents under its corporate seal reproduced thereon and attested by its Secretary or one of its Assistant Secretaries. The signature of any of these officers on the Debentures may be manual or facsimile.

         Debentures bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Debentures or did not hold such offices at the date of such Debentures.

         At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver
    Debentures executed by the Company to the Trustee for authentication; and the Trustee shall authenticate and deliver such Debentures as in this Indenture provided and not otherwise.

         All Debentures shall be dated the date of their authentication.

         No Debenture shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose, unless there appears on such Debenture a certificate of authentication substantially in the form provided for herein executed by the Trustee or on behalf of the Trustee by the Authenticating Agency by manual signature, and such certificate upon any Debenture shall be conclusive evidence, and the only evidence, that such Debenture has been duly authenticated and delivered hereunder.

         SECTION 304.  Temporary Debentures.

         Pending the preparation of definitive Debentures, the Company may execute, and upon Company Order the Trustee shall authenticate and deliver, temporary Debentures which are printed, lithographed, typewritten, mimeographed or otherwise produced, in any domination, substantially of the tenor of the definitive Debentures in lieu of which they are issued and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Debentures may determine, as evidenced by their execution of such Debentures.

         If temporary Debentures are issued, the Company will cause definitive Debentures to be prepared without unreasonable delay. After the preparation of definitive Debentures, the temporary Debentures shall be exchangeable for definitive Debentures upon surrender of the temporary Debentures at the office or agency of the Company in the Place of Payment, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Debentures, the Company shall execute and the Trustee or the Authenticating Agent shall authenticate and deliver in exchange therefore a like principal amount of definitive Debentures of authorized denominations. Until so exchanged, the temporary Debentures shall in all respects be entitled to the same benefits under this Indenture as definitive Debentures.

         SECTION 305.  Registration, Transfer and Exchange.

         The Company shall cause to be kept at the Corporate Trust Office of the Trustee a register (herein sometimes referred to as the "Debenture Register") in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of Debentures and the registration of transfers of Debentures. The Trustee is hereby appointed "Debenture Registrar" for the purpose of registering Debentures and transfers of Debentures as herein provided.

         Upon surrender for registration of transfer of any Debenture at the office or agency of the Company in the Borough of Manhattan, The City of New York, New York, the Company shall execute, and the Trustee or the Authenticating Agent on behalf of the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Debentures of any authorized denominations, of a like aggregate principal amount.

         At the option of the Holder, Debentures may be exchanged for other Debentures of any authorized denominations, of a like aggregate principal amount, upon surrender of the Debentures to be exchanged at such office or agency.
    Whenever any Debentures are so surrendered for exchange, the Company shall execute, and the Trustee or the Authenticating Agent shall authenticate and deliver, the Debentures which the Debentureholder making the exchange is entitled to receive.

         All Debentures issued upon any registration of transfer or exchange of Debentures shall be the valid obligations of the Company, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Debentures surrendered upon such registration of transfer or exchange.

         Every Debenture presented or surrendered for registration of transfer or exchange shall (if so required by the Company or the Trustee or the Authenticating Agent) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Company and the Debenture Registrar duly executed by he Holder thereof or his attorney duly authorized in writing.

         No service charge shall be made for any registration of transfer or exchange of Debentures, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Debentures, other than exchanges pursuant to Section 304 or 906 not involving any transfer.

         The Company shall not be required (i) to issue, register the transfer of or exchange any Debenture during a period beginning at the opening of business 15 days before the day of the mailing of a notice of redemption of Debentures selected for redemption and ending at the close of business on the day of such mailing, or (ii) to register the transfer of or exchange any Debenture so selected for redemption in whole or in part.

         SECTION 306.  Mutilated, Destroyed, Lost and Stolen
    Debentures.

         If (i) any mutilated Debenture is surrendered to the Trustee, or the Company and the Trustee receive evidence to their satisfaction of the destruction, loss or theft of any Debenture, and (ii) there is delivered to the Company and the Trustee such security or indemnity as may be required by them to save each of them harmless, then, in the absence of notice to the Company or the Trustee that such Debenture has been acquired by a bona fide purchaser, the Company shall execute and upon its request the Trustee or the Authenticating Agent shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Debenture, a new Debenture of like tenor and principal amount, bearing a number not contemporaneously outstanding.

         In case any such mutilated, destroyed, lost or stolen Debenture has become or is about to become due and payable, the Company in its discretion may, instead of issuing a new Debenture, pay such Debenture without surrender thereof except in the case of a mutilated Debenture, if the applicant for such payment shall furnish to the Company and to the Trustee or the Authenticating Agent such security or indemnity as may be required by them to save each of them harmless and evidence to the satisfaction of the Company and the Trustee of the destruction, loss or theft of such Debenture and of the ownership thereof.

         Upon the issuance of any new Debenture under this Section, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses
    (including the fees and expenses of the Trustee) connected therewith.

         Every new Debenture issued pursuant to this Section in lieu of any destroyed, lost or stolen Debenture shall constitute an original additional contractual obligation of the Company, whether or not the destroyed, lost or stolen Debenture shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Debentures duly issued hereunder.

         The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Debentures.

         SECTION 307.  Payment of Interest; Interest Rights
    Preserved.

         Interest on any Debenture which is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the Person in whose name that Debenture (or one or more Predecessor Debentures) is registered at the close of business on the Regular Record Date for such interest; provided, however, if any Debenture or portion thereof is called for redemption and is payable on a date after the close of business on a Regular Record Date next preceding any Interest Payment Date and before the opening of business on such Interest Payment Date, and notice of such redemption has been mailed and funds for such redemption have been duly provided, interest accrued to the date fixed for the redemption of such Debenture or portion so called shall be paid only against surrender of the Debenture.

         Any interest on any Debenture which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date (herein called "Defaulted Interest") shall forthwith cease to be payable to the Holder on the relevant Regular Record Date by virtue of having been such Holder; and such Defaulted Interest may be paid by the Company, at its option in each case, as provided in Clause (1) or Clause (2) below:

              (1) The Company may elect to make payment of any Defaulted Interest to the Persons in whose names the Debentures (or their respective Predecessor Debentures) are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Debenture and the date of the proposed payment, and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid i respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this Clause provided.
         Thereupon the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which shall be not more than 15 nor less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company of such Special Record Date and, in the name and at the expense of the company, shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be mailed, first class postage prepaid, to each Debentureholder at his address as it appears in the Debenture Register, not less than 10 days prior to such Special Record Date. The Trustee may, in its discretion, in the name and at the expense of the Company, cause a similar notice to be published at least once in an Authorized Newspaper in each Place of Payment, but such publication shall not be a condition precedent to the establishment of such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefore having been mailed as aforesaid, such Defaulted interest shall be paid to the Persons in whose names the Debentures (or their respective Predecessor Debentures) are registered on such Special Record Date and shall no longer be payable pursuant to the following Clause (2).

              (2) The Company may make payment of any Defaulted Interest in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Debentures may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Company to the Trustee of the proposed payment pursuant to this Clause, such payment shall be deemed practicable by the Trustee.

         Subject to the foregoing provisions of this Section, each Debenture delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Debenture shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Debenture.

         SECTION 308.  Persons Deemed Owners.

         The Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name any Debenture is registered as the owner of such Debenture for the purpose of receiving payment of principal of (and premium, if any) and (subject to Section 307) interest on such Debenture and for all other purposes whatsoever, whether or not such Debenture be overdue, and neither the Company, the Trustee nor any agent of the Company or the Trustee shall be affected by notice to the contrary.

         SECTION 309.  Cancellation.

         All Debentures surrendered for payment, redemption, registration of transfer or exchange shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee and shall be promptly cancelled by it. The Company may at any time deliver to the Trustee for cancellation any Debentures previously authenticated and delivered hereunder which the Company may have acquired in any manner whatsoever, and all Debentures so delivered shall be promptly cancelled by the Trustee. No Debentures shall be authenticated in lieu of or in exchange for any Debentures cancelled as provided in this Section, except as expressly permitted by this Indenture. All cancelled Debentures held by the Trustee shall be disposed of as directed by a Company Order.

         SECTION 310.  Authentication and Delivery of Original
    Issue.

         Forthwith upon the execution and delivery of this Indenture, or from time to time thereafter, Debentures up to the aggregate principal amount of $58,000,000 may be executed by the Company and delivered to the Trustee for authentication upon the original issue, and shall thereupon be authenticated and delivered by the Trustee upon Company Order, without any further action by the Company.

                            ARTICLE 400

                     SATISFACTION AND DISCHARGE

         SECTION 401.  Satisfaction and Discharge of Indenture.

         This Indenture shall cease to be of further effect (except as to any surviving rights of transfer or exchange of Debentures and as to the application of any funds deposited for the payment of principal (and premium, if any) and interest on the Debentures herein expressly provided for) and the Trustee, on demand of and at the expense of the Company, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture, when

         (1)  either

              (A) all Debentures theretofore authenticated and delivered (other than (i) Debentures which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 306, and (ii) Debentures for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Company and thereafter repaid to the Company or discharged from such trust, as provided in Section 1003) have been delivered to the Trustee for cancellation; or

              (B) all such Debentures not theretofore delivered to the Trustee for cancellation

                   (i)  have become due and payable, or

                   (ii) will become due and payable at their
              Stated Maturity within one year, or

                   (iii) are to be called for redemption within 1
              year under arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Company,

         and the Company, in the case of (i), (ii) or (iii) above, has deposited or caused to be deposited with the Trustee as trust funds in trust for the purpose an amount sufficient to pay and discharge the entire indebtedness on such Debentures not theretofore delivered to the Trustee for cancellation, for principal (and premium, if any) and interest to the date of such deposit (in the case of Debentures which have become due and payable), or to the Stated Maturity or Redemption Date, as the case may be;

              (2) the Company has paid or caused to be paid all other sums payable hereunder by the Company;

              (3) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with; and

              (4) payment of such monies is not prohibited by the provisions of Section 1204.

    Notwithstanding the satisfaction and discharge of this Indenture, the obligations of the Company to the Trustee under Section 607 shall survive.

         SECTION 402.  Application of Trust Money.

         Subject to the provisions of Article 1200, all money deposited with the Trustee pursuant to Section 401 shall be held in trust and applied by it, in accordance with the provisions of the Debentures and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its owns Paying Agent) as the Trustee may determine, to Persons entitled thereto, of the principal (and premium, if any) and interest for whose payment such money has been deposited with the Trustee; but such money need not be segregated from other funds except to the extent required by law.

                          ARTICLE 500

                           REMEDIES

         SECTION 501.  Events of Default.

          "Event of Default", wherever used herein means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

         (1) default in the payment, whether or not prohibited by Article 1200, of any interest upon any Debenture when it becomes due and payable, and continuance of such default for a period of 30 days; or

         (2) default in the payment, whether or not prohibited by Article 1200, of the principal of (or premium, if any, on) any Debenture at its Maturity, except any Maturity occurring by reason of a call for redemption; or

         (3) default in the performance, or breach, of any covenant or warranty of the Company in this Indenture (other than a covenant or warranty a default in whose performance or whose breach is elsewhere in this Section specifically dealt with), and continuance of such default or breach for a period of 30 days after there has been given, by registered or certified mail, to the Company by the Trustee or to the Company and the Trustee by the Holders of at least 10% in principal amount of the Outstanding Debentures, a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder; or

         (4) the entry of a decree or order by a court having jurisdiction in the premises adjudging the Company a bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of the Company under the Federal Bankruptcy Act or any other applicable Federal or State law, or appointing a receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of the Company or of any substantial part of its property, or ordering the winding up or liquidation of its affairs, and the continuance of any such decree or order unstayed and in effect for a period of 60 consecutive days; or

         (5) the institution by the Company of proceedings to be adjudicated a bankrupt, or insolvent, or the consent by it to the institution of bankruptcy or insolvency proceedings against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under the Federal Bankruptcy Act or any other applicable Federal or State law, or the consent by it to the filing of any such petition or to the appointment of a receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of the Company or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the admission by it in writing of its inability to pay its debts generally as they become due, or the taking of corporate action by the Company in furtherance of any such action.

         SECTION 502.  Acceleration of Maturity; Rescission and
    Annulment.

         If an Event of Default occurs and is continuing, then and in every such case the Trustee or the Holders of not less than 25% in principal amount of the Debentures Outstanding may declare the principal of all the Debentures to be due and payable immediately, by a notice in writing to the Company (and to the Trustee if given by Debentureholders), and upon any such declaration such principal shall become immediately due and payable.

         At any time after such a declaration of acceleration has been made and before a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter in this Article provided, the Holders of a majority in principal amount of the Debentures Outstanding, by written notice to the Company and the Trustee, may rescind and annul such declaration and its consequences if

              (1) the Company has paid or deposited with the Trustee a sum sufficient to pay

                   (A)  all overdue installments of interest on
              all Debentures,

                   (B)  the principal of (and premium, if any,
              on) any Debentures which have become due otherwise than by such declaration of acceleration and interest thereon at the rate borne by the Debentures,

                   (C)  to the extent that payment of such
              interest is lawful, interest upon overdue installments of interest at the rate borne by the Debentures, and

                   (D) all sums paid or advanced by the Trustee hereunder and the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel;

         and

              (2)  all Events of Default, other than the
         non-payment of the principal of Debentures which have become due solely by such acceleration, have been cured or waived as provided in Section 513.

    No such rescission shall affect any subsequent default or impair any right consequent thereon.

         SECTION 503.  Collection of Indebtedness and Suits for
    Enforcement by Trustee.

         The Company covenants that if

              (1)  default is made in the payment of any
         instalment of interest on any Debenture when such interest becomes due and payable and such default continues for a period of 30 days, or

              (2)  default is made in the payment of the
         principal of (or premium, if any, on) any Debenture at the Maturity thereof, except any Maturity occurring by reason of a call for redemption,

    the Company will, upon demand of the Trustee, pay to it, for the benefit of the Holders of such Debentures, the whole amount then due and payable on such Debentures for principal (and premium, if any) and interest, with interest upon the overdue principal (and premium, if any) and, to the extent that payment of such interest shall be legally enforceable, upon overdue instalments of interest, at the rate specified in the Debentures; and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

         If the Company fails to pay such amount forthwith upon such demand, the Trustee, in its own name and as trustee of an express trust, may institute a judicial proceeding for the collection of the sums so due and unpaid, and may prosecute such proceeding to judgment or final decree, and may enforce the same against the Company or any other obligor upon the Debentures and collect the moneys adjudged or decreed to be payable in the manner provided by law out of the property of the Company or any other obligor upon the Debentures, wherever situated.

         If an Event of Default occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Debentureholders by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

         SECTION 504.  Trustee May File Proofs of Claim.

         In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to the Company or any other obligor upon the Debentures or the property of the Company or of such other obligor or their creditors, the Trustee (irrespective of whether the principal of the Debentures shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand on the Company for the payment of overdue principal or interest) shall be entitled and empowered, by intervention in such proceeding or otherwise,

              (1) to file and prove a claim for the whole amount of principal (and premium, if any) and interest owing and unpaid in respect of the Debentures and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel) and of the Debentureholders allowed in such judicial proceeding, and

              (2) to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same;

    and any receiver, assignee, trustee, liquidator, sequestrator (or other similar official) in any such judicial proceeding is hereby authorized by each Debentureholder to make such payments to the Trustee, and in the event that the Trustee shall consent to the making of such payments directly to the Debentureholders, to pay to the Trustee any amount due to it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 607.

         Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Debentureholder any plan or reorganization, arrangement, adjustment or composition affecting the Debentures or the rights of any Holder thereof, or to authorize the Trustee to vote in respect of the claim of any Debentureholder in any such proceeding.

         SECTION 505.  Trustee May Enforce Claims Without
    Possession of Debentures.

         All rights of action and claims under this Indenture or the Debentures may be prosecuted and enforced by the Trustee without the possession of any of the Debentures or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Holders of the Debentures in respect of which such judgment has been recovered.

         SECTION 506.  Application of Money Collected.

         Subject to the provisions of Article 1200, any money collected by the Trustee pursuant to this Article shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal (or premium, if any) or interest, upon presentation of the Debentures and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

              FIRST: To the payment of all amounts due the Trustee under Section 607;

              SECOND: To the payment of the amounts then due and unpaid upon the Debentures for principal (and premium, if any) and interest, in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the amounts due and payable on such Debentures for principal (and premium, if any) and interest, respectively.

         SECTION 507.  Limitation on Suits.

         No Holder of any Debentures shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless

              (1) such Holder has previously given written notice to the Trustee of a continuing Event of Default;

              (2) the Holders of not less than 25% in principal amount of the Outstanding Debentures shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

              (3) such Holder or Holders have offered to the Trustee reasonable indemnity against the costs (including reasonable counsel fees), expenses and liabilities to be incurred in compliance with such request;

              (4) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and

              (5) no direction inconsistent with such written request has been given to the Trustee during such 60 day period by the Holders of a majority in principal amount of the Outstanding Debentures;

    it being understood and intended that no one or more Holders of Debentures shall have any rights in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other Holders of Debentures, or to obtain or to seek to obtain priority or preference over any other Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all the Holders of Debentures.

         SECTION 508.  Unconditional Right of Debentureholders to
    Receive Principal, Premium and Interest.

         Notwithstanding any other provision in this Indenture, the Holder of any Debenture shall have the right which is absolute and unconditional to receive payment of the principal of (and premium, if any) and (subject to Section
    307) interest on such Debenture on the respective Stated Maturities expressed in such Debenture (or, in the case of redemption, on the Redemption Date) and to institute suit for the enforcement of any such rights, and such rights shall not be impaired without the consent of such Holder.

          SECTION 509.  Restoration of Rights and Remedies.

         If the Trustee or any Debentureholder has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Debentureholder, then and in every such case the Company, the Trustee an the Debentureholders shall, subject to any determination in such proceeding, be restored severally and respectively to their former positions hereunder, and thereafter all rights and remedies of the Trustee an the Debentureholders shall continue as though no such proceeding had been instituted.

         SECTION 510.  Rights and Remedies Cumulative.

         No right or remedy herein conferred upon or reserved to the Trustee or to the Debentureholders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

         SECTION 511.  Delay or Omission Not Waiver.

         No delay or omission of the Trustee or of any Holder of any Debenture to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article or by law to the Trustee or to the Debentureholders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Debentureholders, as the case may be.

         SECTION 512.  Control by Debentureholders.

         The Holders of a majority in principal amount of the Outstanding Debentures shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on the Trustee, provided that

              (1) such direction shall not be in conflict with any rule of law or with this Indenture, and

              (2) subject to the provisions of Section 601, the Trustee shall have the right to decline to follow any such direction if the Trustee, being advised by counsel, determines that the action so directed may not lawfully be taken or may involve the Trustee in personal liability, or if the Trustee in good faith shall determine that the action so directed would be unjustly prejudicial to the Holders of the Debentures not taking part in such direction; and provided, further, that nothing in this Indenture contained shall impair the right of the Trustee in its discretion to take any action deemed proper by the Trustee which is not inconsistent with such direction by the Holders of Debentures.

         SECTION 513.  Waiver of Past Defaults.

         The Holders of not less than 66 2/3% in principal amount of the Outstanding Debentures may on behalf of the Holders of all the Debentures waive any past default hereunder and its consequences, except a default

              (1)  in the payment of the principal of (or
         premium, if any) or interest on any Debenture, or

              (2) in respect of a covenant or provision hereof which under Article 900 cannot be modified or amended without the consent of the Holder of each Outstanding
         Debenture affected.

         Upon any such waiver, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

         SECTION 514.  Undertaking for Costs.

         All parties to this Indenture agree, and each Holder of any Debenture by his acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken or omitted by it as Trustee, the filing by any part litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section shall not apply to any suit instituted by the Trustee, to any suit instituted by any Debentureholder, or group of Debentureholders, holding in the aggregate more than 10% in principal amount of the Outstanding Debentures, or to any suit instituted by any Debentureholder for the enforcement of the payment of the principal of (or premium, if any) or interest on any Debenture on or after the respective Stated Maturities expressed in such Debenture (or, in the case of redemption, on or after the Redemption Date).

         SECTION 515.  Waiver of Stay or Extension Laws.

         The Company covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and the Company (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

                              ARTICLE 600

                              THE TRUSTEE

         SECTION 601.  Certain Duties and Responsibilities.

         (a) Except during the continuance of an Event of Default,

              (1) the Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

              (2) in the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; but in the case of any such certificates or opinions which by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture.

         (b) In case an Event of Default has occurred and is continuing, the Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent man would exercise or use under the circumstances in the conduct of his own affairs.

         (c) No provision of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act, or its own wilful misconduct, except that

              (1) this Subsection shall not be construed to limit the effect of Subsection (a) of this Section;

              (2) the Trustee shall not be liable for any error of judgement made in good faith by a Responsible
         Officer, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;

              (3) the Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders of a majority in principal amount of the Outstanding Debentures relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Indenture; and

              (4) no provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

         (d) Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section.

         SECTION 602.  Notice of Defaults.

         Within 90 days after the occurrence of any default hereunder, the Trustee shall transmit by mail to all Debentureholders, as their names and addresses appear in the Debenture Register, notice of such default hereunder known to the Trustee, unless such default shall have been cured or waived; provided, however, that, except in the case of a default in the payment of the principal of (or premium, if any) or interest on any Debenture, the Trustee shall be protected in withholding such notice if and so long as the board of directors, the executive committee or a trust committee of directors and/or Responsible Officers of the Trustee in good faith determine that the withholding of such notice is in the interests of the Debentureholders; and provided, further, that in the case of any default of the character specified in Section 501(3) no such notice to Debentureholders shall be given until at least 30 days after the occurrence thereof. For the purpose of this Section, the term "default" means any event which is, or after notice or lapse of time or both would become, an Event of Default.

         SECTION 603.  Certain Rights of Trustee.

         Except as otherwise provided in Section 601:

         (1) the Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

         (2) any request or direction of the Company mentioned herein shall be sufficiently evidenced by a Company Request or Company Order and any resolution of the Board of Directors may be sufficiently evidenced by a Board Resolution;

         (3) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officers' Certificate;

         (4) the Trustee may consult with counsel and the written advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

         (5) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Debentureholders pursuant to this Indenture, unless such Debentureholders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

         (6) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture or other paper or document, but the Trustee, in its discretion may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Company, personally or by agent or attorney; and

         (7) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder.

         SECTION 604. Not Responsible for Recitals or Issuance of Debentures.

         The recitals contained herein and in the Debentures, except the certificates of authentication, shall be taken as the statements of the Company, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Debentures. The Trustee shall not be accountable for the use or application by the Company of Debentures or the proceeds thereof.

         SECTION 605.  May Hold Debentures.

         The Trustee, any Paying Agent, Debenture Registrar or any other agent of the Company, in its individual or any other capacity, may become the owner or pledgee of Debentures and, subject to Sections 608 and 613, if operative, may otherwise deal with the Company with the same rights it would have if it were not Trustee, Paying Agent, Debenture Registrar or such other agent.

         SECTION 606.  Money Held in Trust.

         Money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by law. The Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise agreed with the Company.

         SECTION 607.  Compensation and Reimbursement.

         The Company agrees

              (1)  to pay to the Trustee from time to time
         reasonable compensation for all services rendered by it hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

              (2) except as otherwise expressly provided herein, to reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Indenture including the reasonable compensation and the expenses and disbursements of its agents and counsel), except any such expense, disbursement or advances as may be attributable to its negligence or bad faith; and

              (3) to indemnify the Trustee for, and to hold it harmless against, any loss, liability or expenses incurred without negligence or bad faith on its part, arising out of or in connection with the acceptance or administration of this trust, including the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder.

         As security for the performance of the obligations of the Company under this Section the Trustee shall have a lien prior to the Debentures upon all property and funds held or collected by the Trustee as such, except funds held in trust for the payment of principal of (and premium, if any) or interest on Debentures.

         SECTION 608.  Disqualification; Conflicting Interests.

         (a) If the Trustee has or shall acquire any conflicting interest, as defined in this Section, it shall, within 90 days after ascertaining that it has such conflicting interest, either eliminate such conflicting interest or resign in the manner and with the effect hereinafter specified in this Article.

         (b) In the event that the Trustee shall fail to comply with the provisions of Subsection (a) of this Section the Trustee shall, within 10 days after the expiration of such 90-day period, transmit by mail to all Debentureholders, as their names and addresses appear in the Debenture Register, notice of such failure.

         (c) For the purposes of this Section, the Trustee shall be deemed to have a conflicting interest if

              (1) the Trustee is trustee under another indenture under which any other securities, or certificates of interest or participation in any other securities, of the Company are outstanding, unless such other indenture is a collateral trust indenture under which the only collateral consists of Debentures issued under this Indenture, provided that there shall be excluded from the operation of this paragraph any indenture or indentures under which other securities, or certificates of interest or participation in other securities, of the Company are outstanding, if

                   (i)  this Indenture and such other indenture
              or indentures are wholly unsecured and such other indenture or indentures are hereafter qualified under TIA, as then in force, unless the Commission shall have found and declared by order pursuant to
              Section 305(b) or Section 307(c) of TIA that differences exist between the provisions of this Indenture and the provisions of such other indenture or indentures which are so likely to involve a material conflict of interest as to make it necessary in the public interest or for the protection of investors to disqualify the Trustee from acting as such under this Indenture and such other indenture or indentures, or

                   (ii)  the Company shall have sustained the
              burden of proving, on application to the Commission and after opportunity for hearing thereon, that trusteeship under this Indenture and such other indenture or indentures is not so likely to involve a material conflict of interest as to make it necessary in the public interest or for the protection of investors to disqualify the Trustee from acting as such under one of such indentures;

              (2)  the Trustee or any of its directors or
         executive officers is an obligor upon the Debentures or an underwriter for the Company;

              (3) the Trustee directly or indirectly controls or is directly or indirectly controlled by or is under direct or indirect common control with the Company or an underwriter for the Company;

              (4)  the Trustee or any of its directors or
         executive officers is a director, officer, partner, employee, appointee or representative of the Company, or of an underwriter (other than the Trustee itself) for the Company who is currently engaged in the business of underwriting, except that (i) one individual may be a director or an executive officer, or both, of the Trustee and a director or an executive officer, or both, of the Company but may not be at the same time an executive officer of both the Trustee and the Company;
         (ii) if and so long as the number of directors of the Trustee in office is more than nine, one additional individual may be a director or an executive officer, or both, of the Trustee and a director of the Company; and
         (iii) the Trustee may be designated by the Company or by any underwriter for the Company to act in the capacity of transfer agent, registrar, custodian, paying agent, fiscal agent, escrow agent, or depositary, or in any other similar capacity, or, subject to the provisions of paragraph (1) of this Subsection, to act as trustee, whether under an indenture or otherwise;

              (5) 10% or more of the voting securities of the Trustee is beneficially owned either by the Company or by any director, partner, or executive officer thereof, or 20% or more of such voting securities is beneficially owned, collectively, by any two or more of such persons; or 10% or more of the voting securities of the Trustee is beneficially owned either by an underwriter for the Company or by any director, partner or executive officer thereof, or is beneficially owned, collectively, by any two or more such persons;

              (6) the Trustee is the beneficial owner of, or holds as collateral security for an obligation which is in default (as hereinafter in this Subsection defined),
         (i) 5% or more of the voting securities, or 10% or more of any other class of security of the Company not including the Debentures issued under this Indenture and securities issued under any other indenture under which the Trustee is also trustee, or (ii) 10% or more of any class of security of an underwriter for the Company;

              (7) the Trustee is the beneficial owner of, or holds as collateral security for an obligation which is in default (as hereinafter in this Subsection defined), 5% or more of the voting securities of any person who, to the knowledge of the Trustee, owns 10% or more of the voting securities of, or controls directly or indirectly or is under direct or indirect common control with, the Company;

              (8) the Trustee is the beneficial owner of, or holds as collateral security for an obligation which is in default (as hereinafter in this Subsection defined), 10% or more of any class of security of any person who, to the knowledge of the Trustee, owns 50% or more of the voting securities of the Company; or

              (9) the Trustee owns, on May 15 in any calendar year, in the capacity of executor, administrator, testamentary or inter vivos trustee, guardian, committee or conservator, or in any other similar capacity, an aggregate of 25% or more of the voting securities, or of any class of security, of any person, the beneficial ownership of a specified percentage of which would have constituted a conflicting interest under paragraphs (6),
         (7) or (8) of this Subsection. As to any such securities of which the Trustee acquired ownership through becoming executor, administrator, or testamentary trustee of an estate which included them, the provisions of the preceding sentence shall not apply, for a period of two years from the date of such acquisition, to the extent that such securities included in such estate do not exceed 25% of such voting securities or 25% of any such class of security. Promptly after May 15 in each calendar year, the Trustee shall make a check of its holdings of such securities in any of the above-mentioned capacities as of such May 15. If the Company fails to make payment in full of the principal of, or the premium , if any, or interest on, any of the Debentures when and as the same becomes due and payable, and such failure continues for 30 days thereafter, the Trustee shall make a prompt check of its holdings of such securities in any of the above-mentioned capacities as of the date of the expiration os such 30 day period, and after such date, notwithstanding the foregoing provisions of this paragraph, all such securities so held by the Trustee, with sole or joint control over such securities vested in it, shall, but only so long as such failure shall continue, be considered as though beneficially owned by the Trustee for the purposes of paragraphs (6), (7) and
         (8) of this Subsection.

         The specification of percentages in paragraphs (5) to
    (9) inclusive, of this Subsection, shall not be construed as indicating that the ownership of such percentages of the securities of a person is or is not necessary or sufficient to constitute direct or indirect control for the purposes of paragraph (3) or (7) of this Subsection.

         For the purposes of paragraphs (6), (7), (8) and (9) of this Subsection only, (i) the terms "security" and "securities" shall include only such securities as are generally known as corporate securities, but shall not include any note or other evidence of indebtedness issued to evidence an obligation to repay monies lent to a person by one or more banks, trust companies or banking firms, or any certificate of interest or participation in any such note or evidence of indebtedness; (ii) an obligation shall be deemed to be "in default" when a default in payment of principal shall have continued for 30 days or more and shall not have been cured; and (iii) the Trustee shall not be deemed to be the owner or holder of (A) any security which it holds as collateral security, as trustee or otherwise, for an obligation which is not in default as defined in clause (ii) above, or (B) any security which it holds as collateral security under this Indenture, irrespective of any default hereunder, or (C) any security which it holds as agent for collection, or as custodian, escrow agent, or depositary, or in any similar representative capacity.

         (d)  For the purposes of this Section:

              (1)  The term "underwriter" when used with
         reference to the Company means every person who, within three years prior to the time as of which the determination is made, has purchased from the Company with a view to, or has offered or sold for the Company in connection with, the distribution of any security of the Company outstanding at such time, or has participated or has had a direct or indirect participation in any such undertaking, or has participated or has had a participation in the direct or indirect underwriting of any such undertaking, but such term shall not include a person whose interest was limited to a commission from an underwriter or dealer not in excess of the usual and customary distributors' or sellers' commission.

              (2) The term "director" means any director of a corporation, or any individual performing similar functions with respect to any organization whether incorporated or unincorporated.

              (3) The term "person" means an individual, a corporation, a partnership, an association, a joint-stock company, a trust, an unincorporated organization, or a government or political subdivision thereof. As used in this paragraph, the term "trust" shall include only a trust where the interest or interests of the beneficiary or beneficiaries are evidenced by a security.

              (4) The term "voting security" means any security presently entitling the owner or holder thereof to vote in the direction or management of the affairs of a person, or any security issued under or pursuant to any trust, agreement or arrangement whereby a trustee or trustees or agent or agents for the owner or holder of such security are presently entitled to vote in the direction or management of the affairs of a person.

              (5) The term "Company" means any obligor upon the Debentures.

              (6)  The term "executive officer" means the
         president, every vice president, every trust officer, the cashier, the secretary, and the treasurer of a corporation, and any individual customarily performing similar functions with respect to any organization whether incorporated or unincorporated, but shall not include the chairman of the board of directors.

         (e) The percentages of voting securities and other securities specified in this Section shall be calculated in accordance with the following provisions:

              (1)  A specified percentage of the voting
         securities of the Trustee, the Company or any other person referred to in this Section (each of whom is referred to as a "person" in this paragraph) means such amount of the outstanding voting securities of such person as entitles the holder or holders thereof to cast such specified percentage of the aggregate votes which the holders of all the outstanding voting securities of such person are entitled to cast in the direction or management of the affairs of such person.

              (2)  A specified percentage of a class of
         securities of a person means such percentage of the aggregate amount of securities of the class outstanding.

              (3) The term "amount", when used in regard to securities, means the principal amount if relating to evidences of indebtedness, the number of shares if relating to capital shares, and the number of units if relating to any other kind of security.

              (4) The term "outstanding" means issued and not held by or for the account of the issuer. The following securities shall not be deemed outstanding within the meaning of this definition:

                   (i) securities of an issuer held in a sinking fund relating to securities of the issuer of the same class;

                   (ii)  securities of an issuer held in a
              sinking fund relating to another class of securities of the issuer, if the obligation evidenced by such other class of securities is not in default as to principal or interest or otherwise;

                   (iii)  securities pledged by the issuer
              thereof as security for an obligation of the issuer not in default as to principal or interest or otherwise; and

                   (iv)  securities held in escrow if placed in
              escrow by the issuer thereof.

         provided, however, that any voting securities of an issuer shall be deemed outstanding if any person other than the issuer is entitled to exercise the voting rights thereof.

              (5) A security shall be deemed to be of the same class as another security if both securities confer upon the holder or holders thereof substantially the same rights and privileges; provided, however, that, in the case of secured evidences of indebtedness, all of which are issued under a single indenture, differences in the interest rates or maturity dates of various series thereof shall not be deemed sufficient to constitute such series different classes and provided, further, that, in the case of unsecured evidences of indebtedness, differences in the interest rates or maturity dates thereof shall not be deemed sufficient to constitute them securities of different classes, whether or not they are issued under a single indenture.

         SECTION 609.  Corporate Trustee Required; Eligibility.

         There shall at all times be a Trustee hereunder which shall be a corporation organized and doing business under the laws of the United States of America or of any State, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $5,000,000, subject to supervision or examination by Federal or State authority. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.

         SECTION 610.  Resignation and Removal; Appointment of
    Successor.

         (a) No resignation or removal of the Trustee and no appointment of a succesor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee under Section 611.

         (b) the Trustee may resign at any time by giving written notice thereof to the Company. If an instrument of acceptance by a successor Trustee shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee.

         (c) The Trustee may be removed at any time by Act of the Holders of a majority in principal amount of the Outstanding Debentures, delivered to the Trustee and to the Company.

         (d)  If at any time:

              (1) the Trustee, after this Indenture shall have been qualified under TIA, shall fail to comply with
         Section 608(a) after written request therefor by the Company or by any Debentureholder who has been a bona fide Holder of a Debenture for at least 6 months, or

              (2)  the Trustee shall cease to be eligible under
         Section 609 and shall fail to resign after written request therefor by the Company or by any such Debentureholder, or

              (3) the Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation.

    then, in any such case, (i) the Company by a Board Resolution may remove the Trustee, or (ii) subject to Section 514, any Debentureholder who has been a bona fide Holder of a Debenture for at least 6 months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee.

         (e) If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause, the Company, by a Board Resolution, shall promptly appoint a successor Trustee. If, within 1 year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee shall be appointed by Act of the Holders of a majority in principal amount of the Outstanding Debentures delivered to the Company and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment, become the successor Trustee and supersede the successor Trustee appointed by the Company. If no successor Trustee shall have been so appointed by the Company or the Debentureholders and accepted appointment in the manner hereinafter provided, any Debentureholder who has been a bona fide Holder of a Debenture for at least 6 months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee.

         (f) The Company shall give notice of each resignation and each removal of the Trustee and each appointment of a successor Trustee by mailing written notice of such event by first-class mail, postage prepaid, to the Holders of Debentures as their names and addresses appear in the Debenture Register. Each notice shall include the name of the successor Trustee and the address of its principal corporate trust office.

         SECTION 611.  Acceptance of Appointment by Successor.

         Every successor Trustee appointed hereunder shall execute, acknowledge and deliver to the Company and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but, on request of the Company or the successor Trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee, and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder, subject nevertheless to its lien, if any, provided for in Section
    607. Upon request of any such successor Trustee, the Company shall execute any and all instruments for more full and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts.

         No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article, to the extent operative.

         SECTION 612.  Merger, Conversion, Consolidation or
    Succession to Business.

         Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all of the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation shall be otherwise qualified and eligible under this Article, to the extent operative, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Debentures shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Debentures so authenticated with the same effect as if such successor Trustee had itself authenticated such Debentures.

         SECTION 613.  Preferential Collection of Claims against
    Company.

         (a) Subject to Subsection (b) of this Section, if the Trustee shall be or shall become a creditor, directly or indirectly, secured or unsecured, of the Company within 4 months prior to a default, as defined in Subsection (c) of this Section, or subsequent to such a default, then, unless and until such default shall be cured, the Trustee shall set apart, and hold in a special account for the benefit of the Trustee individually, the Holders of the Debentures and the holders of other indenture securities (as defined in Subsection (c) of the Section):

              (1) an amount equal to any and all reductions in the amount due and owing upon any claim as such creditor in respect of principal or interest, effected after the beginning of such 4 months period and valid as against the Company and its other creditors, except any such reduction resulting from the receipt or disposition of any property described in paragraph (2) of this Subsection, or from the exercise of any right of set-off which the Trustee could have exercised if a petition in bankruptcy had been filed by or against the Company upon the date of such default; and

              (2)  all property received by the Trustee in
         respect of any claim as such creditor, either as security therefor, or in satisfaction or composition thereof, or otherwise, after the beginning of such 4 months period, or an amount equal to the proceeds of any such property, if disposed of, subject, however, to the rights, if any, of the Company and its other creditors in such property or such proceeds.

    Nothing herein contained, however, shall affect the right of the Trustee

              (A) to retain for its own account (i) payments made on account of any such claim by any Person (other than the Company) who is liable thereon, and (ii) the proceeds of the bona fide sale of any such claim by the Trustee to a third person, and (iii) distributions made in cash, securities or other property in respect of claims filed against the Company in bankruptcy or receivership or in proceedings for reorganization pursuant to the Federal Bankruptcy Act or applicable State law;

              (B) to realize, for its own account, upon any property held by it as security for any such claim, if such property was so held prior to the beginning of such 4 months period;

              (C) to realize, for its own account, but only to the extent of the claim hereinafter mentioned, upon any property held by it as security for any such claim, if such claim was created after the beginning of such 4 months period and such property was received as security therefor simultaneously with the creation thereof, and if the Trustee shall sustain the burden of proving that at the time such property was so received the Trustee had no reasonable cause to believe that a default as defined in Subsection (c) of this Section would occur within 4 months; or

              (D) to receive payment on any claim referred to in paragraph (B) or (C), against the release of any property held as security for such claims as provided in paragraph (B) or (C), as the case may be, to the extent of the fair value of such property.

         For the purposes of paragraphs (B), (C) and (D), property substituted after the beginning of such 4 months period for property held as security at the time of such substitution shall, to the extent of the fair value of the property released, have the same status as the property released, and, to the extent that any claim referred to in any of such paragraphs is created in renewal of or in substitution for or for the purpose of repaying or refunding any pre-existing claim of the Trustee as such creditor, such claim shall have the same status as such pre-existing claim.

         If the Trustee hall be required to account, the funds and property held in such special account and the proceeds thereof shall be apportioned between the Trustee, the Debentureholders and the holders of other indenture securities in such manner that the Trustee, the Debentureholders and the holders of other indenture securities realize, as a result of payments from such special account and payments of dividends on claims filed against the Company in bankruptcy or receivership or in proceedings for reorganization pursuant to the Federal Bankruptcy Act or applicable State law, the same percentage of their respective claims, figured before crediting to the claim of the Trustee anything on account of the receipt by it from the Company of the funds and property in such special account and before crediting to the respective claims of the Trustee and the Debentureholders and the holders of other indenture securities dividends on claims filed against the Company in bankruptcy or receivership or in proceedings for reorganization pursuant to the Federal Bankruptcy Act or applicable State law, but after crediting thereon receipts on account of the indebtedness represented by their respective claims from all sources other than from such dividends and from the funds and property so held in such special account. As used in this paragraph, with respect to any claim, the term "dividends" shall include any distribution with respect to such claim, in bankruptcy or receivership or proceedings for reorganization pursuant to the Federal Bankruptcy Act or applicable State law, whether such distribution is made in cash, securities, or other property, but shall not include any such distribution with respect to the secure portion, if any, of such claim. The court in which such bankruptcy, receivership or proceedings for reorganization is pending shall have jurisdiction (i) to apportion between the Trustee and the Debentureholders and the holders of other indenture securities, in accordance with the provisions of this paragraph, the funds and property held in such special account and proceeds thereof, or (ii) in lieu of such apportionment, in whole or in part, to give to the provisions of this paragraph due consideration in determining the fairness of the distributions to be made to the Trustee and the Debentureholders and the holders of other indenture securities with respect to their respective claims, in which event it shall not be necessary to liquidate or to appraise the value of any securities or other property held in such special account or as security for any such claim, or to make a specific allocation of such distributions as between the secured and unsecured portions of such claims, or otherwise to apply the provisions of this paragraph as a mathematical formula.

         Any Trustee which has resigned or been removed after the beginning of such 4 months period shall be subject to the provisions of this Subsection as though such resignation or removal had not occurred. If any Trustee has resigned or been removed prior to the beginning of such 4 months period, it shall be subject to the provisions of this Subsection if and only if the following conditions exist:

              (i) the receipt of property or reduction of claim, which would have given rise to the obligation to account, if such Trustee had continued as Trustee, occurred after the beginning of such 4 months period;
         and

              (ii) such receipt of property or reduction of claim occurred with 4 months after such resignation or removal.

         (b) There shall be excluded from the operation of Subsection (a) of this Section a creditor relationship arising from

              (1) the ownership or acquisition of securities issued under any indenture, or any security or securities having a maturity of one year or more at the time of acquisition by the Trustee;

              (2) advances authorized by a receivership or bankruptcy court of competent jurisdiction, or by this Indenture, for the purpose of preserving any property which shall at any time be subject to the lien of this Indenture or of discharging tax liens or other prior liens or encumbrances thereon, if notice of such advances and of the circumstances surrounding the making thereof is given to the Debenture holders at the time and in the manner provided in this Indenture;

              (3) disbursements made in the ordinary course of business in the capacity of trustee under an indenture, transfer agent, registrar, custodian, paying agent, fiscal agent or depositary, or other similar capacity;

              (4)  an indebtedness created as a result of
         services rendered or premises rented; or an indebtedness created as a result of goods or securities sold in a cash transaction as defined in Subsection (c) of this Section;

              (5) the ownership of stock or of other securities of a corporation organized under the provisions of
         Section 25(a) of the Federal Reserve Act, as amended, which is directly or indirectly a creditor of the Company; or

              (6) the acquisition, ownership, acceptance or negotiation of any drafts, bills of exchange, acceptances or obligations which fall within the classification of self-liquidating paper as defined in Subsection (c) of this Section.

         (c)  For the purposes of this Section only:

              (1) The term "default" means any failure to make payment in full of the principal or of interest on any of the Debentures or upon the other indenture securities when and as such principal or interest becomes due and payable.

              (2) The term "other indenture securities" means securities upon which the Company is an obligor outstanding under any other indenture (i) under which the Trustee is also trustee, (ii) which contains provisions substantially similar to the provisions of this Section, and (iii) under which a default exists at the time of the apportionment of the funds and property held in such special account.

              (3)  The term "cash transaction" means any
         transaction in which full payment for goods or securities sold is made within 7 days after delivery of the goods or securities in currency or in checks or other orders drawn upon banks or bankers and payable upon demand.

              (4) The term "self-liquidating paper" means any draft, bill of exchange, acceptance or obligation which is made, drawn, negotiated or incurred by the Company for the purpose of financing the purchase, processing, manufacturing, shipment, storage or sale of goods, wares or merchandise and which is secured by documents evidencing title to, possession of, or a lien upon, the goods, wares or merchandise or the receivables or proceeds arising from the sale of the goods, wares or merchandise previously constituting the security, provided the security is received by the Trustee simultaneously with the creation of the creditor relationship with the Company arising from the making, drawing, negotiating or incurring of the draft, bill of exchange, acceptance or obligation.

              (5) The term "Company" means any obligor upon the Debentures.

         SECTION 614.  Appointment of Authenticating Agent.

         At any time when any of the Debentures remain Outstanding, the Trustee will appoint an Authenticating Agent in the Borough of Manhattan, The City of New York, which shall be authorized to act on behalf of the Trustee to authenticate Debentures issued upon exchange, transfer or partial redemption thereof or pursuant to Section 306, and Debentures so authenticated shall be entitled to the benefits of this Indenture and shall be valid and obligatory for all purposes as if authenticated by the Trustee hereunder. Wherever reference is made in this Indenture to the authentication and delivery of Debentures by the Trustee or the Trustee's certificate of authentication, such reference shall be deemed to include authentication and delivery on behalf of the Trustee by an Authenticating Agent and a certificate of authentication executed on behalf of the Trustee by an Authenticating Agent. Each Authenticating Agent shall be acceptable to the Company and shall at all times be a corporation organized and doing business under the laws of the United States of America or of any State, authorized under such laws to act as Authenticating Agent, having a combined capital and surplus of not less than $1,500,000 and subject to supervision or examination by Federal or State authorities. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section 614, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time an Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section 614, such Authenticating Agent shall resign immediately in the manner and with the effect specified in this Section 614.

         The Trustee hereby initially appoints The Chase
    Manhattan Bank (National Association) as its Authenticating
    Agent in the Borough of Manhattan, The City of New York.

         Any corporation into which an Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which such Authenticating Agent shall be a party, or any corporation succeeding to the corporate agency or corporate trust business of an Authenticating Agent, shall continue to be an Authenticating Agent without the execution or filing of any paper or any further act on the part of the Trustee or the Authenticating Agent.

         An Authenticating Agent may at any time resign by giving written notice of resignation to the Trustee and to the Company. The Trustee may at any time terminate the agency of an Authenticating Agent by giving written notice of termination to such authenticating Agent an to the Company. Upon receiving such a notice of resignation or upon such a termination, or in case at any time such Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section 614, the Trustee promptly shall appoint a successor Authenticating Agent which shall be acceptable to the Company and shall mail notice of such appointment to all Holders, as their names and addresses appear on the Debenture Register. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an authenticating Agent herein. No successor Authenticating Agent shall be appointed unless eligible under the provisions of this Section 614.

         The Trustee agrees to pay to each Authenticating Agent from time to time reasonable compensation for its services under this Section 614, and the Trustee shall be entitled to be reimbursed for such payments, subject to the provisions of
    Section 607.

                             ARTICLE 700

       DEBENTUREHOLDERS' LISTS AND REPORTS BY TRUSTEE AND COMPANY

         SECTION 701.  Company to Furnish Trustee Names and
    Addresses of Debentureholders.

         The Company will furnish or cause to be furnished to the Trustee

              (a) semi-annually, not more than 15 days after each Regular Record Date, a list, in such form as the Trustee may reasonably require, of the names and addresses of the Holders of Debentures as of such Regular Record Date, and

              (b) at such other times as the Trustee may request in writing, within 30 days after the receipt by the Company of any such request, a list of similar form and content as of a date not more than 15 days prior to the time such list is furnished.

    provided, however, so long as the Trustee is the Debenture
    Registrar, no such list need be furnished.

         SECTION 702.  Preservation of Information;
    Communications to Debentureholders.

         (a) The Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of Holders of Debentures contained in the most recent list furnished to the Trustee as provided in Section 701 and the names and addresses of Holders of Debentures received by the Trustee in its capacity as Debenture Registrar. The Trustee may destroy any list furnished to it as provided in Section 701 upon receipt of a new list so furnished.

         (b) If 3 or more Holders of Debentures (hereinafter referred to as "applicants") apply in writing to the Trustee, and furnish to the Trustee reasonable proof that each such applicant has owned a Debenture for a period of at least six months preceding the date of such application, and such application states that the applicants desire to communicate with other Holders of Debentures with respect to their rights under this Indenture or under the Debentures and is accompanied by a copy of the form of proxy or other communication which such applicants propose to transmit, then the Trustee shall, within five business days after the receipt of such application, at its election, either

              (1)  afford such applicants access to the
         information preserved at the time by the Trustee in accordance with Section 702(a), or

              (2) inform such applicants as to the approximate number of Holders of Debentures whose names and addresses appear in the information preserved at the time by the Trustee in accordance with Section 702(a), and as to the approximate cost of mailing to such Debentureholders the form of proxy or other communication, if any, specified in such application.

         If the Trustee shall elect not to afford such applicants access to such information, the Trustee shall, upon the written request of such applicants, mail to each Debentureholder whose name and address appear in the information preserved at the time by the Trustee in accordance with Section 702(a), a copy of the form of proxy or other communication which is specified in such request, with reasonable promptness after a tender to the Trustee of the material to be mailed and of payment, or provision for the payment, of the reasonable expenses of mailing, unless within five days after such tender, the Trustee shall mail to such applicants and file with the Commission, together with a copy of the material to be mailed, a written statement to the effect that, in the opinion of the Trustee, such mailing would be contrary to the best interests of the Holders of Debentures or would be in violation of applicable law. Such written statement shall specify the basis of such opinion.
    If the Commission, after opportunity for a hearing upon the objections specified in the written statement so filed, shall enter an order refusing to sustain any of such objections or if, after the entry of an order sustaining one or more of such objections, the Commission shall find, after notice and opportunity for hearing, that all the objections so sustained have been met and shall enter an order so declaring, the Trustee shall mail copies of such material to all such Debentureholders with reasonable promptness after the entry of such order and the renewal of such tender; otherwise the Trustee shall be relieved of any obligation or duty to such applicants respecting their application.

         (c) Every Holder of debentures, by receiving and holding the same, agrees with the Company and the Trustee that neither the Company nor the Trustee shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the Holders of Debentures in accordance with Section 702(b), regardless of the source from which such information was derived, and that the Trustee shall not be held accountable by reason of mailing any material pursuant to a request made under Section 702(b).

         SECTION 703.  Reports by Trustee.

         (a) The term "reporting date", as used in this Section, means June 30 in each year commencing with June 30, 1975. Within 60 days after the reporting date in each year, the Trustee shall transmit by mail to all Debentureholders, as their names and addresses appear in the Debenture Register, a brief report dated as of such reporting date with respect to:

              (1) its eligibility under Section 609 and its qualifications under Section 608, or in lieu thereof, if to the best of its knowledge it has continued to be eligible and qualified under said Sections, a written statement to such effect;

              (2) the character and amount of any advances (and if the Trustee elects so to state, the circumstances surrounding the making thereof) made by the Trustee (as such) which remain unpaid on the date of such report, and for the reimbursement of which it claims or may claim a lien or charge, prior to that of the Debentures, on any property or funds held or collected by it as Trustee, except that the Trustee shall not be required (but may elect) to report such advances if such advances so remaining unpaid aggregate not more than - of 1% of the principal amount of the Debentures Outstanding on the date of such report;

              (3) the amount, interest rate and maturity date of all other indebtedness owing by the Company (or by any other obligor on the Debentures) to the Trustee in its individual capacity, on the date of such report, with a brief description of any property held as collateral security therefor, except an indebtedness based upon a creditor relationship arising in any manner described in
         Section 613(b)(2), (3), (4) or (6);

              (4) the property and funds, if any, physically in the possession of the Trustee as such on the date of such report;

              (5) any additional issue of Debentures which the Trustee has not previously reported; and

              (6)  any action taken by the Trustee in the
         performance of its duties hereunder which it has not previously reported and which in its opinion materially affects the Debentures, except action in respect of a default, notice of which has been or is to be withheld by the Trustee in accordance with Section
         602.

         (b) The Trustee shall transmit by mail to all Debentureholders, as their names and addresses appear in the Debenture Register, a brief report with respect to the character and amount of any advances (and if the Trustee elects so to state, the circumstances surrounding he making hereof) made by the Trustee (as such) since the date of the last report transmitted pursuant to Subsection (a) of this Section (or if no such report has yet been so transmitted, since the date of execution of this instrument) for the reimbursement of which it claims or may claim a lien or charge, prior to that of the Debentures, on property or funds held or collected by it as Trustee, and which it has not previously reported pursuant to this Subsection, except that the Trustee shall not be required (but may elect) to report such advances if such advances remaining unpaid at any time aggregate 10% or less of the principal amount of the Debentures Outstanding at such time, such report to be transmitted within 90 days after such time.

         (c) A copy of each such report shall, at the time of such transmission to Debentureholders, to be filed by the Trustee with each stock exchange upon which the Debentures are listed, and also with the Commission. The Company will notify the Trustee when the Debentures are listed on any stock exchange.

         SECTION 704.  Reports by Company

         The Company will

              (1) file with the Trustee, within 15 days after the Company is required to file the same with the Commission, copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the Commission may from time to time by rules and regulations prescribe) which the Company may be required to file with the Commission pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934; or, if the Company is not required to file information, documents or reports pursuant to either of said Sections, then it will file with the Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such of the supplementary and periodic information, documents and reports which may be required pursuant to Section 13 of the Securities Exchange Act of 1934 in respect to a security listed and registered on a National Securities Exchange as may be prescribed from time to time in such rules and regulations;

              (2) file with the Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such additional information, documents and reports with respect to compliance by the Company with the conditions and covenants of this Indenture as may be required from time to time by such rules and regulations; and

              (3) transmit by mail to all Debentureholders, as their names and addresses appear in the Debenture Register, within 30 days after the filing thereof with the Trustee, such summaries of any information, documents and reports required to be filed by the Company pursuant to paragraphs (1) and (2) of this Section as may be required by rules and regulations prescribed from time to time by the Commission.

                                ARTICLE 800

             CONSOLIDATION, MERGER, CONVEYANCE, TRANSFER OR LEASE

         SECTION 801.  Company May Consolidate, etc., only on
    Certain Terms.

         The Company shall not consolidate with or merge into any other corporation or convey or transfer its properties and assets substantially as an entirety to any Person, unless;

              (1) the corporation formed by such consolidation or into which the Company is merged or the Person which acquires by conveyance or transfer the properties and assets of the Company substantially as an entirety shall be a corporation organized and existing under the laws of the United States of America or any state or the District of Columbia, and shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Trustee, in form satisfactory to the Trustee, the due and punctual payment of the principal of (and premium, if any) and interest on all the Debentures and the performance of every covenant of this Indenture on the part of the Company to be performed or observed;

              (2)  immediately after giving effect to such
         transaction, no Event of Default, and no event which, after notice or lapse of time, or both, would become an Event of Default, shall have happened and be continuing;
         and

              (3) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel each stating that such consolidation, merger, conveyance or transfer and such supplemental indenture comply with this Article and that all conditions precedent herein provided for relating to such transaction have been complied with.

         SECTION 802.  Successor Corporation Substituted.

         Upon any consolidation or merger, or any conveyance or transfer of the properties and assets of the Company substantially as an entirety in accordance with Section 801, the successor corporation formed by such consolidation or into which the Company is merged or to which such conveyance or transfer is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture with the same effect as if such successor corporation had been named as the Company herein; provided, however, that no such conveyance or transfer shall have the effect of releasing the Person named as the "Company" in the first paragraph of this instrument or any successor corporation which shall theretofore have become such in the manner prescribed in this Article from its liability as obligor and maker on any of the Debentures.

         SECTION 803.  Limitation on Lease of Properties as
    Entirety.

         The Company shall not lease its properties and assets substantially as an entirety to any Person.

                           ARTICLE 900

                     SUPPLEMENTAL INDENTURES

         SECTION 901.  Supplemental Indentures Without Consent of
    Debentureholders.

         Without the consent of the Holders of any Debentures, the Company, when authorized by a Board Resolution, and the Trustee, at any time, and from time to time, may enter into one or more indentures supplemental hereto, in form satisfactory to the Trustee, for any of the following purposes;

              (1)  to evidence the succession of another
         corporation to the Company, and the assumption by any such successor of the covenants of the Company herein and in the Debentures contained; or

              (2) to add to the covenants of the Company, for the benefit of the Holders of the Debentures, or to surrender any right or power herein conferred upon the Company; or

              (3)  to cure any ambiguity, to correct or
         supplement any provision herein which may be inconsistent with any other provision herein, or to make any other provisions with respect to matters or questions arising under this Indenture which shall not be inconsistent with the provisions of this Indenture, provided such action shall not adversely affect the interest of the Holders of the Debentures; or

              (4) to modify, eliminate or add to the provisions of this Indenture to such extent as shall be necessary to effect the qualification of this Indenture under TIA, as then in force, or under any similar federal statute hereafter enacted, and to add to this Indenture such other provisions as may be expressly permitted by TIA, excluding however, the provisions referred to in Section 316(a)(2) of TIA or any corresponding provision in any similar federal statute hereafter enacted.

         SECTION 902.  Supplemental Indentures With Consent of
    Debentureholders.

         With the consent of the Holders of not less than 66 2/3% in principal amount of the Outstanding Debentures, by Act of said Holders delivered to the Company and the Trustee, the Company, when authorized by a Board Resolution, and the Trustee may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of modifying in any manner the rights of the Holders of the Debentures under this Indenture; provided, however, that no such supplemental indenture shall, without the consent of the Holder of each Outstanding Debenture affected thereby,

              (1) change the Stated Maturity of the Principal of, or any instalment of interest on, any Debenture, or reduce the principal amount thereof or the interest thereon or any premium payable upon the redemption thereof, or change any Place of Payment where, or the coin or currency in which, any Debenture or the interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment on or after the State Maturity thereof (or, in the case of redemption, on or after the Redemption Date), or

              (2) reduce the percentage in principal amount of the Outstanding Debentures, the consent of whose Holders is required for any such supplemental indenture, or the consent of whose Holders is required for any waiver (of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences) provided for in this Indenture, or

              (3) modify any of the provisions of this Section or Section 513, except to increase any such percentage or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Debenture affected thereby.

         It shall not be necessary for any Act of Debentureholders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

         SECTION 903.  Execution of Supplemental Indentures.

         In executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article or the modifications thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and (subject to Section 601) shall be full protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Trustee may, but shall not (except to the extent required in the case of a supplemental indenture entered into under Section 901(4) be obligated to, enter into any such supplemental indenture which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

         SECTION 904.  Effect of Supplemental Indentures.

         Upon the execution of any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Debentures theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.

         SECTION 905.  Conformity with Trust Indenture Act.

         Every supplemental indenture executed pursuant to this Article shall conform to the requirements of TIA as then in effect if this Indenture shall then be qualified under TIA.

         SECTION 906.  Reference in Debentures to Supplemental
    Indentures.

         Debentures authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company shall so determine, new Debentures so modified as to conform, in the opinion of the Trustee and the Board of Directors, to any such supplemental indenture may be prepared and executed by the Company and authenticated and delivered by the Trustee in exchange for Outstanding Debentures.

         SECTION 907.  Officers' Certificate With Respect to
    Supplemental Indentures.

         The Trustee shall not be obliged to join in the execution of any supplemental indenture unless it shall receive an Officers' Certificate stating that no consent to the execution thereof is required of any holder of any Superior Debt outstanding at the time.

                        ARTICLE 1000

                          COVENANTS

         SECTION 1001.  Payment of Principal, Premium and
    Interest.

         The Company will duly and punctually pay the principal of (and premium, if any) and interest on the Debentures in accordance with the terms of the Debentures and this Indenture.

         SECTION 1002.  Maintenance of Office or Agency.

         The Company will maintain an office or agency in the Borough of Manhattan, The City of New York, New York, where Debentures may be presented or surrendered for payment, where Debentures may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Company in respect of the Debentures and this Indenture may be served. The Company initially appoints The Chase Manhattan Bank (National Association) as agent for such purposes. The Company will give prompt written notice to the Trustee of the location, and of any change in the location, of such office or agency. If at any time the Company shall fail to maintain such office or agency or shall fail to furnish the Trustee with the address thereof, such presentation, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Trustee, and the Company hereby appoints the Trustee its agent to receive all such presentations, surrenders, notices and demands.

         SECTION 1003.  Money for Debenture Payments to be Held
    in Trust.

         If the Company shall at any time act as its own Paying Agent, it will, on or before each due date of the principal of (and premium, if any) or interest on any of the Debentures, segregate and hold in trust for the benefit of the Persons entitled thereto a sum sufficient to pay the principal (and premium, if any) or interest so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided, and will promptly notify the Trustee of its action or failure so to act.

         Whenever the Company shall have one or more Paying Agents, it will, prior to each due date of the principal of (and premium, if any) or interest on, any Debentures, deposit with a Paying Agent a sum sufficient to pay the principal (and premium, if any) or interest so becoming due, such sum to be held in trust for the benefit of the Persons entitled to such principal, premium or interest, and (unless such Paying Agent is the Trustee) the Company will promptly notify the Trustee of its action or failure so to act.

         The Company will cause each Paying Agent other than the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent will

              (1) hold all sums held by it for the payment of principal of (and premium, if any) or interest on Debentures in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided;

              (2) give the Trustee notice of any default by the Company (or any other obligor upon the Debentures) in the making of any such payment of principal (and premium, if any) or interest; and

              (3) at any time during the continuance of any such default, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Paying Agent.

         The Company may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Company Order direct any Paying Agent to pay, to the Trustee all sums held in trust by the Company or such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by the Company or such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money.

         Any money deposited with the Trustee or any Paying Agent, or then held by the Company, in trust for the payment of the principal of (and premium, if any) or interest on any Debenture and remaining unclaimed for 6 years after such principal (and premium, if any) or interest has become due and payable shall be paid to the Company on Company Request, or (if then held by the Company) shall be discharged from such trust; and the Holder of such Debenture shall thereafter, as an unsecured general creditor, look only to the Company for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease; provided, however, that the Trustee or such Paying Agent, before being require to make any such repayment, may at the expense of the Company cause to be published once, in an Authorized Newspaper in the Place of Payment, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money then remaining will be repaid to the Company.

         SECTION 1004.  Payment of Taxes and Other Claims.

         The Company will, and will cause each Subsidiary to, pay or discharge or cause to be paid or discharged, before the same shall become delinquent; (1) all taxes, assessments and governmental charges levied or imposed upon it or upon its income, profits or property, and (2) all lawful claims for labor, materials and supplies which, if unpaid, might by law become a lien upon its property; provided, however, that neither the Company nor any Subsidiary be required to pay or discharge or cause to be paid or discharged any such tax, assessment, charge or claim whose amount, applicability or validity is being contested in good faith by appropriate proceedings.

         SECTION 1005.  Maintenance of Properties.

         The Company will, and will cause each Subsidiary to, cause all its properties used or useful in the conduct of its business to be maintained and kept in good condition, repair and working order and supplied with all necessary equipment and will cause to be made all necessary repairs, renewals, replacements, betterments and improvements thereof, all as in the judgment of the Company may be necessary so that the business carried on in connection therewith may be properly and advantageously conducted at all times; provided, however, that nothing in this Section shall prevent the Company from discontinuing the operation and maintenance of any of its properties if such discontinuance is, in the judgment of the Company, desirable in the conduct of its business and not disadvantageous in any material respect to the Debentureholders.

         SECTION 1006.  Statement as to Compliance.

         The Company will deliver to the Trustee, within 120 days after the end of each fiscal year commencing with the fiscal year ending June 30, 1975, a written statement signed by the Chairman of the Board or President or a Vice President and by the Treasurer, an Assistant Treasurer, the Controller or an Assistant Controller of the Company, stating, as to each signer thereof, that

              (1) a review of the activities of the Company during such year and of performance under this Indenture has been made under his supervision and

              (2) to the best of his knowledge, based on such review, the Company has fulfilled all its obligations under this Indenture throughout such year, or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to him and the nature and status thereof.

         SECTION 1007.  Corporate Existence.

         Subject to Article 800, the Company will, and will cause each Subsidiary to, do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence, rights (charter and statutory) and franchise; provided, however, that the Company shall not be required to preserve any right or franchise if the Board of Directors shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Company or such Subsidiary and that the loss thereof is not disadvantageous in any material respect to the Debentureholders.

         SECTION 1008.  Restrictions on Merger, Sale of Assets,
    etc.

         The Company will not sell or transfer its property as an entirety or substantially as an entirety, or consolidate with or merge into any other corporation, or permit any other corporation to merge into it, in any manner which is prohibited by Article 800.

                           ARTICLE 1100

                      REDEMPTION OF DEBENTURES

         SECTION 1101.  Right of Redemption.

         The Company may, at its option, redeem all or any part of the Debentures at any time on and after July 1, 1976 and prior to Maturity by payment of the applicable percentages of the principal amount thereof set forth in the form of Debenture contained in Section 202 hereof, together with accrued interest to the Redemption Date.

         SECTION 1102.  Election to Redeem; Notice to Trustee.

         The determination of the Company to exercise its option to redeem any Debentures shall be evidenced by a Board Resolution. In case of any redemption at the option of the Company of less than all of the Debentures, the Company shall, at least 45 days prior to the Redemption Date fixed by the Company (unless a shorter notice shall be satisfactory to the Trustee), notify the Trustee of such Redemption Date and of the principal amount of Debentures to be redeemed.

         SECTION 1103.  Selection by Trustee of Debentures to be
    Redeemed.

         If less than all the Debentures are to be redeemed, the particular Debentures or portions thereof to be redeemed shall be selected not more than 60 days prior to the Redemption Date by the Trustee, from the Outstanding Debentures not previously called for redemption, by such method as the Trustee shall deem fair and appropriate and which may provide for the selection for redemption of portions of the principal of Debentures of a denomination larger than $1,000. The portions of the principal of Debentures so selected for partial redemption shall be equal to $1,000 or an integral multiple thereof.

         The Trustee shall promptly notify the Company in writing of the Debentures selected for redemption and, in the case of any Debenture selected for partial redemption, the principal amount thereof to be redeemed.

         For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Debentures shall relate, in the case of any Debenture redeemed or to be redeemed only in part, to the portion of the principal of such Debenture which has been or is to be redeemed.

         SECTION 1104.  Notice of Redemption.

         Notice of redemption shall be given by first-class mail, postage prepaid, mailed not less than 30 nor more than 60 days prior to the Redemption Date, to each Holder of Debentures to be redeemed, at his address appearing in the Debenture Register.

         All notices of redemption shall state:

              (1)  the Redemption Date,

              (2)  the Redemption Price,

              (3) if less than all Outstanding Debentures are to be redeemed, the identification (and, in the case of partial redemption, the respective principal amounts) of the Debentures to be redeemed.

              (4) that on the Redemption Date the Redemption Price will become due and payable upon each such Debenture, together with interest accrued thereon to such date, and that interest thereon shall cease to accrue from and after said date, and

              (5) the place where such Debentures are to be surrendered for payment of the Redemption Price, which shall be the office or agency of the Company in each Place of Payment.

         Notice of redemption of Debentures shall be given by the Company or, at the Company's request, by the Trustee in the name and at the expense of the Company.

         SECTION 1105.  Deposit of Redemption Price.

         Prior to any Redemption Date, the Company shall deposit with the Trustee or with a Paying Agent (or, if the Company is acting as its own Paying Agent, segregate and hold in trust as provided in Section 1003) an amount of money sufficient to pay the Redemption Price of and accrued interest, if any, on all the Debentures which are to be redeemed on that date.

         SECTION 1106.  Debentures Payable on Redemption Date.

         Notice of redemption having been given as aforesaid, the Debentures so to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price therein specified and on and after such date (unless the Company shall default in the payment of the Redemption Price and accrued interest, if any) such Debentures shall cease to bear interest. Upon surrender of such Debentures for redemption in accordance with said notice, such Debentures shall be paid by the Company at the Redemption Price. Instalments of interest whose Stated Maturity is on or prior to the Redemption Date shall be payable to the Holders of such Debentures registered as such on the relevant Record Dates according to their terms and the provisions of Section 307.

         SECTION 1107.  Debentures Redeemed in Part.

         Any Debenture which is to be redeemed only in part shall be surrendered at a Place of Payment (with, if the Company or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder thereof or his attorney duly authorized in writing) and the Company shall execute and the Trustee shall authenticate and deliver to the Holder of such Debenture, without service charge, a new Debenture or Debentures, of any authorized denomination as requested by such Holder, in aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Debenture so surrendered.

                           ARTICLE 1200

                    SUBORDINATION OF DEBENTURES

         SECTION 1201.  Debentures Subordinate to Superior Debt.

         The Company, for itself, its successors and assigns, covenants and agrees, and each Holder of Debentures, by his acceptance thereof, likewise covenants and agrees, that the indebtedness evidenced by the Debentures, including the principal thereof (and premium, if any) and interest thereon, shall be subordinated and subject, to the extent and in the manner herein set forth, in right of payment to the prior payment in full of all Superior Debt. The provisions of this Article are made for the benefit of all holders of Superior Debt and any such holder may proceed to enforce such provisions.

         SECTION 1202.  Payment Over of Proceeds Upon
    Dissolution, etc.

         In the event of any insolvency or bankruptcy proceedings, and any receivership, liquidation, reorganization or other similar proceedings in connection therewith, relative to the Company or to its creditors, as such, or to its property, and in the event of any proceedings for voluntary liquidation, dissolution or other winding up of the Company, whether or not involving insolvency or bankruptcy, then the holders of Superior Debt shall be entitled to receive payment in full of all principal of (and premium, if any) and interest on all Superior Debt before the Holders are entitled to receive any payment on account of principal of (or premium, if any) or interest on the Debentures, and to that end the holders of Superior Debt or the trustee or trustees under any indenture pursuant to which any instrument evidencing any of such Superior Debt may have been issued, as their respective interests may appear, shall be entitled to receive directly from the trustee in bankruptcy, receiver, assignee for benefit or creditors or other liquidating agent or person making such payment or distribution, any payment or distribution of any kind or character, whether in cash or property or securities which may be payable or deliverable in any such proceedings with respect of the Debentures (other than securities which are subordinate and junior in right of payment, at least to the extent provided in this Article with respect to the Debentures, to the payment of all Superior Debt then outstanding, provided that the rights of the holders of Superior Debt are not altered by such proceedings) for the application to the pro rata payment of all Superior Debt remaining unpaid.

         In the event and during the continuation of any default by the Company in the payment of the principal of (or premium, if any) or interest on any Superior Debt, or any default which with notice or the passage of time, or both, would permit any holder or holders of the Superior Debt to accelerate the maturity thereof, of which such default written notice shall have been given to the Company by any holder of Superior Debt, the Company shall not make any payments on account of the principal of (or premium, if any) or interest on the Debentures.

         In the event that the Debentures are declared due and payable before their Stated Maturity because of the occurrence of an Event of Default (under circumstances when the provisions of the preceding paragraphs shall not be applicable), the holders of the Superior Debt outstanding at the time the Debentures so become due and payable because of such occurrence of such an Event of Default shall be entitled to receive payment in full of all principal of (and premium, if any) and interest on all Superior Debt before the Holders of the Debentures are entitled to receive any payment on account of the principal of (or premium, if any) or interest on the Debentures.

         In the event any payment or distribution (other than securities provided for in any proceeding referred to in the first paragraph of this Section, the payment of which are subordinate and junior, at least to the extent provided for in this Article with respect to the Debentures, to the payment of all Superior Debt then outstanding, provided that the rights of the holders of Superior Debt are not altered by such proceeding) prohibited by this Section shall be received by the Trustee or the Holders of Debentures before all Superior Debt is paid in full, such payment and distribution shall be held in trust for the benefit of, and shall be paid over or delivered to, the holders of such Superior Debt or their representative or representatives, or to the trustee or trustees under any indenture pursuant to which any instrument evidencing any of such Superior Debt may have been issued, as their respective interests may appear, for application to the pro rat payment of all Superior Debt remaining unpaid to the extent necessary to pay all such Superior Debt in full after giving effect to any concurrent payment or distribution to the holders of such Superior Debt.

         The restrictions in this Section on payments on account of the principal of the Debentures shall include, but without limitation, purchases of Debentures by the Company.

         Subject to the payment in full of all Superior Debt, the Holders of Debentures shall be subrogated (equally and ratably with the holders of all indebtedness of the Company which by its express terms ranks on a parity with the Debentures and is entitled to like rights of subrogation) to the rights of the holders of Superior Debt to receive payments or distributions of assets of the Company applicable to the Superior Debt until the Debentures shall be paid in full, and no payments or distributions on the Superior Debt pursuant to this Section shall, as between the Company, its creditors other than the holders of Superior Debt, and the Holders of the Debentures, be deemed to be a payment by the Company to or on account of the Debentures, it being understood that the provisions of this Article are and are intended solely for the purpose of defining the relative rights of the Holders of the Debentures, on the one hand, and the holders of Superior Debt, on the other hand, and nothing contained in this Article or elsewhere in this Indenture or in the Debentures is intended to or shall impair, as between the Company, its creditors other than the holders of Superior Debt, and the Holders of the Debentures, the obligation of the Company, which is unconditional and absolute, to pay the principal of (and premium, if any) and interest on the Debentures as and when the same shall become due and payable in accordance with their terms, or affect the relative rights of the Holders of the Debentures and creditors of the Company other than the holders of Superior Debt, nor shall anything herein or therein prevent the Trustee or the Holder of any Debenture from exercising all remedies otherwise permitted by applicable law or upon default under this Indenture, subject to the rights, if any, under this Article, of the holders of Superior Debt in respect of cash, property or securities of the Company otherwise payable or delivered to the Trustee or such Holder upon the exercise of any such remedy.

         The Company shall give prompt written notice to the Trustee of any dissolution, winding-up, liquidation or reorganization of the Company within the meaning of this Article. The Trustee, subject to the provisions of Section 601, shall be entitled to assume that no such event has occurred unless the Company or any one or more holders of Superior Debt or any trustee therefor or representative thereof has given notice thereof to the Trustee at its Corporate Trust Office. Upon any payment or distribution pursuant to this Section, the Trustee shall be entitled to rely upon any order or decree of a court of competent jurisdiction in which any proceedings of the nature referred to in this Section are pending, and the Trustee, subject as between the Trustee and the Holders to the provisions of
    Section 601, shall be entitled to rely upon a certificate of the liquidating trustee or agent or other person making such payment or distribution to the Trustee or to the holders for the purpose of ascertaining the Persons entitled to participate in such payment or distribution, the holders of the Superior Debt and other indebtedness of the Company, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article. In the event that the Trustee determines, in good faith, that further evidence is required with respect to the right of any Person as a holder of Superior Debt to participate in any payment or distribution pursuant to this section, the Trustee may request such Person to furnish evidence to the reasonable satisfaction of the Trustee as to the amount of Superior Debt held by such Person, as to the extent to which such Person is entitled to participate in such payment or distribution, and as to other facts pertinent to the rights of such Person under this Article, and if such evidence is not furnished, the Trustee may defer any payment to such Person pending judicial determination as to the right of such Person to receive such payment. The trustee, subject to the provisions of Section 601, shall not be deemed to owe any fiduciary duty to the holders of Superior Debt, and shall not be liable to any such holders if it shall mistakenly pay over or distribute to Holders of Debentures or the Company or any other person, monies or assets to which any holder of Superior Debt shall be entitled by virtue of this Article or otherwise.

         Nothing in this Article shall apply to claims of, or payments to, the Trustee under or pursuant to Section 607.

         SECTION 1203.  Trustee to Effectuate Subordination.

         The Holder of each Debenture by his acceptance thereof authorizes the Trustee in his behalf to take such action as may be necessary or appropriate to acknowledge or effectuate the subordination as provided in this Article and appoints the Trustee as attorney-in-fact for any and all such purposes.

         SECTION 1204.  Trustee Not Charged with Knowledge of
    Prohibition.

         Notwithstanding the provisions of this Article or any other provision of this Indenture, but subject as between the Trustee and the Holders to the provisions of Section 601, the Trustee shall not be charged with knowledge of the existence of any Superior Debt, or of any facts which would prohibit the making of any payment of monies to or by the Trustee unless and until the Trustee shall have received written notice thereof at its Corporate Trust Office from the Company or from one or more holders of Superior Debt or from any trustee therefor or representative thereof who shall have been certified to be such by the Company or who shall have otherwise established to the reasonable satisfaction of the Trustee that he is such a holder, trustee or representative; and, prior to the receipt of any such written notice, the Trustee, subject to the provisions of Section 601, shall be entitled in all respect to assume that no such facts exist; provided, that, if on a date not less than three Business Days prior to the date upon which by the terms hereof any such monies may become payable for any purpose (including, without limitation, the payment of either the principal, premium, if any, or interest on any Debenture), or if on a date not less than three Business Days prior to the date of the execution of an instrument pursuant to Section 401 acknowledging satisfaction and discharge of this Indenture, the Trustee shall not have received the notice provided for in this Section, then, anything herein contained to the contrary notwithstanding, the Trustee shall have full power and authority to receive such monies and to apply the same to the purpose for which they were received, and, in the case of such instrument, to execute the same, and shall not be affected by any notice to the contrary, which may be received by it on or after such prior date; nor shall the Trustee be charged with knowledge of the curing of any such default or of the elimination of the act or condition preventing any such default or of the elimination of the act or condition preventing any such payment unless and until the Trustee shall have received an Officers' Certificate to such effect.

         SECTION 1205.  Rights of Trustee as Holder of Superior
    Debt.

         The Trustee shall be entitled to all the rights set forth in this Article with respect to any Superior Debt which may at any time be held by it in its individual capacity, to the same extent as any other holder of Superior Debt; and nothing in Section 613, or elsewhere in this Indenture, shall deprive the Trustee of any of its rights as such holder.

         SECTION 1206.  Article Applicable to Paying Agents.

         In case at any time any Paying Agent other than the Trustee shall have been appointed by the Company and be then acting hereunder, the term "Trustee" as used in this Article shall in such case (unless the context shall otherwise require) be construed as extending to and including such Paying Agent within its meaning as fully for all intents and purposes as if such Paying Agent were named in this Article in addition to or in place of the Trustee; provided, however, that Sections 1204 and 1205 shall not apply to the Company or any Affiliate of the Company if it or such Affiliate acts as Paying Agent.

                             * * * *

         This Indenture may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same Indenture.

         IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed and acknowledged, and their respective corporate seals to be hereunto affixed and attested, all as of the day and year first above written.

                               TANDY CORPORATION
                                   By /s/ C. D. Tandy
                                      Chairman of the Board

    Attest:

    /s/ W. H. Michero
        Secretary

                               THE FORT WORTH NATIONAL BANK

                                   By /s/ J. D. Buckman
                                      Vice President and Trust
                                      Officer

    Attest:

    /s/
       Assistant Cashier

    STATE OF TEXAS
                        } SS.:
    COUNTY OF TARRANT

         On the 28th day of June, 1974, before me personally came CHARLES D. TANDY, to me known, who, being by me duly sworn, did depose and say that he resides at 1400 Shady Oaks Lane, Fort Worth, Texas; that he is the Chairman of the Board of TANDY CORPORATION, one of the corporations described in and which executed the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the Board of Directors of said corporation, and that he signed his name thereto by like order.

                                  /s/ Janet Small
    [NOTARIAL SEAL]


    STATE OF TEXAS
                           } SS.:
    COUNTY OF TARRANT

         On the 28th day of June, 1974, before me personally came
    J. D. Buckman, to me known, who, being by me duly sworn, did depose and say that he resides at 1805 Martel Ave., Fort Worth, Texas; that he is a Vice President and Trust Officer of the FORT WORTH NATIONAL BANK, one of the corporations described in and which executed the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the Board of Directors of said corporation, and that he signed his name thereto by like order.

                               /s/ Ruth Ragon Mayo
    [NOTARIAL SEAL]                Ruth Ragon Mayo, Notary Public
                                   Tarrant County, Texas

    My Commission Expires June 1, 1975